UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INVENTRUST PROPERTIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kroger
Harris Teeter

2021 Proxy Statement

May 6 • 9:00am CT

Held virtually online at:
www.virtualshareholdermeeting.com/IVT2021

Essential **Retail.** Smart **Locations.** ®

SPROUTS

InvenTrust Properties

2021 Proxy Statement

Essential **Retail.** Smart **Locations.** ®

InvenTrust
Properties

Dear Shareholder:

We are pleased to invite you to attend the annual meeting of shareholders on May 6, 2021 at 9:00 a.m. Central Time. Our annual meeting will be a "virtual meeting" of shareholders which will be conducted exclusively online via live webcast. You will be able to attend the virtual annual meeting of shareholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/IVT2021.

We are excited to embrace the latest technology to provide expanded access and improved communication for our shareholders. We believe that hosting a virtual meeting will enable greater shareholder attendance and participation from any location around the world.

At our annual meeting, we will ask you to consider and vote upon:

1. A proposal to elect eight directors;
2. A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021;
3. A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers ("say-on-pay") as described in our proxy materials;
4. A proposal to approve, on a non-binding, advisory basis, the frequency of future say-on-pay votes; and
5. Any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

If you were a shareholder of record at the close of business on March 1, 2021, your shares may be voted at the annual meeting, including any postponements or adjournments of the meeting. If you have any questions regarding the new format of the meeting, please contact Mr. Dan Lombardo, Investor Relations, at dan.lombardo@inventrustproperties.com.

In order to reduce costs associated with our annual meeting, we are primarily furnishing proxy materials to our shareholders electronically as permitted by the U.S. Securities and Exchange Commission. Unless an election has been affirmatively made to receive paper copies of the materials by mail, shareholders will receive a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials free of charge over the Internet.

Please promptly submit your proxy by mail, telephone or Internet by following the instructions provided to ensure that your shares will be represented whether or not you attend the annual meeting. We encourage you to submit your proxy prior to the meeting to help ensure that a quorum is present, and our meeting can proceed.

By order of the Board of Directors,

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Annual Meeting of Shareholders & Proxy Statement 2021

InvenTrust Properties

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Proxy Materials & Annual Meeting

Information About the Proxy Materials

The board of directors (the “Board”) of InvenTrust Properties Corp., a Maryland corporation (referred to herein as the “Company,” “we,” “our” or “us”), is furnishing the enclosed Notice of Annual Meeting, proxy statement and proxy card to you, and to all shareholders of record as of the close of business on March 1, 2021, because the Board is soliciting your proxy to vote at the Company’s 2021 annual meeting of shareholders (the “Annual Meeting”), and at any postponements or adjournments thereof.

The Securities and Exchange Commission (“SEC”) has adopted rules permitting the electronic delivery of proxy materials. In accordance with those rules, we are primarily furnishing proxy materials to our shareholders via the Internet, rather than mailing paper copies of the materials. Internet distribution of the proxy materials is designed to expedite receipt by shareholders and lower costs of the Annual Meeting. Beginning on or about March 5, 2021, we will mail a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders as of the close of business on March 1, 2021, which contained instructions on how to access and review proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020, and how to submit proxies via the Internet or by telephone. If you received a Notice but would like to submit your proxy by mail or request paper copies of our proxy materials going forward, you may still do so by following the instructions described in the Notice.

Choosing to receive your proxy materials over the Internet will help reduce the costs associated with the printing and mailing of the proxy materials to you. Unless you affirmatively elect to receive paper copies of our proxy materials in the future by following the instructions included in the Notice, you will continue to receive a Notice directing you to a website for electronic access to our proxy materials.

On or about March 8, 2021, we also began mailing a full set of proxy materials to certain shareholders who previously requested a paper copy of the proxy materials.

If you own shares of common stock in more than one account, such as individually or jointly with your spouse, you may receive more than one Notice or set of these materials. Please make sure to authorize a proxy to vote all of your shares.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 6, 2021. This proxy statement, the proxy card and our annual report on Form 10-K to shareholders for the year ended December 31, 2020 are available at www.proxyvote.com.

Information About the Annual Meeting

The Annual Meeting will be held on May 6, 2021, beginning at 9:00 a.m., Central Time. The Annual Meeting will be a “virtual meeting” of shareholders. We welcome and encourage you to attend. Please note that only shareholders as of March 1, 2021 (the record date) will be permitted to attend and ask questions during the meeting. In order to attend the virtual meeting, you will need your 16-digit control number that will be supplied to all shareholders via the proxy card or voting instructions form. At the meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 60 minutes before the beginning of the annual meeting.

Annual Meeting of Shareholders & Proxy Statement 2021

Proxy Materials & Annual Meeting

Information About Voting

Your attendance at the virtual meeting or by proxy is needed to ensure that the proposals can be acted upon. We are a widely held company, and no large affiliated groups of shareholders own substantial blocks of our shares. As a result, a large number of our shareholders must be present or by proxy at the Annual Meeting in order for us to obtain a quorum. THEREFORE, YOUR PRESENCE AT THE VIRTUAL MEETING OR BY PROXY IS VERY IMPORTANT, EVEN IF YOU OWN A SMALL NUMBER OF SHARES. Your immediate response will save us significant additional expense associated with soliciting shareholder votes and will help avoid potential delays and prevent repeated calls to you from our proxy solicitors.

You will have one vote for each share of common stock that you owned at the close of business on March 1, 2021, which is the record date for the Annual Meeting. As of March 1, 2021, there were 719,462,786 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

Record Holders

If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are, with respect to those shares, the shareholder of record or record holder. Record holders may vote while in attendance at the virtual Annual Meeting or by granting us a proxy to vote on each of the proposals. You may authorize a proxy to vote your shares in any of the following ways:

by mail: if you received a hard copy proxy card, you may complete and return it as instructed on the proxy card. If you received a Notice, you may request a proxy card at any time by following the instructions on the Notice. You may then complete the proxy card and return it by mail as instructed on the proxy card;

via telephone: dial 888-777-1546 any time prior to 11:59 p.m. Eastern Time on May 5, 2021, and with your Notice in hand follow the instructions; or

via the Internet: go to www.proxyvote.com any time prior to 11:59 p.m. Eastern Time on May 5, 2021, and with your Notice in hand follow the instructions to obtain your records and to create an electronic voting instruction form.

If you are a record holder and grant a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Corporate Secretary; (2) providing us with a properly executed, later-dated proxy; or (3) attending the virtual Annual Meeting and voting your shares while in attendance. Merely attending the Annual Meeting, without further action, will not revoke your proxy.

Beneficial Owners

If your shares are held in a brokerage account or by another nominee, you are the beneficial owner of shares held in street name, and the Notice (or in some cases, a full set of proxy materials) is being forwarded to you automatically, along with instructions from your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. Your broker, bank or other nominee has provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. See “Abstentions and Broker Non-Votes” below for more information about broker non-votes. Beneficial owners who desire to revoke a previously submitted proxy should contact their bank or broker for instructions.

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Proxy Materials & Annual Meeting

Information Regarding Tabulation of the Vote

Broadridge Investor Communication Solutions, Inc. (“Broadridge”) or its designee will act as the inspector of election and will count the votes.

Information About Items to be Voted on and Vote Necessary for Action to be Taken

At the Annual Meeting, shareholders will act upon the following matters, and such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof:

Proposal No. 1: Election of eight directors, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualify. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. The board of directors unanimously recommends a vote FOR each of the nominees for director.

Proposal No. 2: Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021. A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 2. The board of directors unanimously recommends a vote FOR the approval of the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Proposal No. 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules (“say-on-pay”). A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 3. The board of directors unanimously recommends a vote FOR the approval on a non-binding, advisory basis, of a resolution approving the compensation of our named executive officers as disclosed herein pursuant to the SEC’s compensation disclosure rules.

Proposal No. 4: Approval on a non-binding, advisory basis, of the frequency of future say-on-pay votes. Shareholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. A majority of the votes cast at the Annual Meeting shall be sufficient to approve any of the three alternative frequencies pursuant to Proposal No. 4. In the event that none of the frequency alternatives receive a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the shareholders. The board of directors unanimously recommends a vote that future say-on-pay votes be held every THREE YEARS.

If you return your proxy but do not indicate how your shares should be voted, they will be voted “FOR” each director in Proposal No. 1 and “FOR” Proposal No. 2, “FOR” Proposal No. 3 and for “EVERY THREE YEARS” with respect to proposal No. 4, in accordance with the board’s recommendation.

Quorum Requirement

The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum. There must be a quorum present in order for us to conduct business at the Annual Meeting.

Abstentions and Broker Non-Votes

An “abstain” vote with respect to any proposal to be voted on at the Annual Meeting is considered present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Therefore, an abstention will not have any effect on the outcome of the vote on any proposals, but will be considered present for the purpose of determining the presence of a quorum.

Annual Meeting of Shareholders & Proxy Statement 2021

Proxy Materials & Annual Meeting

A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock Exchange (“NYSE”). The election of directors (Proposal No. 1), say-on-pay (Proposal No. 3) and frequency of say-on-pay (Proposal No. 4), are considered “non-discretionary” items, so if you do not provide instructions to the holder of record, your shares will be treated as broker non-votes. The ratification of appointment of our independent registered public accounting firm (Proposal No. 2) is a “discretionary” or routine item under NYSE rules. As a result, the shares for which instructions are not provided to the holder of record will not be treated as broker non-votes and brokers who do not receive instructions as to how to vote on this matter generally may vote on this matter in their discretion. A broker non-vote is considered present for purposes of determining whether a quorum exists, but is not considered a “vote cast” with respect to such matter. Because the election of directors (Proposal No. 1) requires a plurality of all the votes cast at the Annual Meeting, broker non-votes will not have any effect on the election of directors. Because the say-on-pay vote (Proposal No. 3) requires a majority of the votes cast at the Annual Meeting, broker non-votes will not have any effect on the outcome of the vote on those proposals. Because the frequency of say-on-pay vote (Proposal No. 4) requires a majority of the cast as the Annual Meeting, broker non-votes will not have any effect on the outcome of the vote on those proposals.

Costs of Soliciting Proxies

We will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, Broadridge will solicit proxies on our behalf. We will pay Broadridge fees that we expect will not exceed $150,000 and any out-of-pocket expenses for soliciting proxies.

Other Matters

At this time, no other matters are being presented for your consideration at the Annual Meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the Annual Meeting as determined by the chairperson of the meeting, your proxies are authorized to act on the proposal at their discretion.

Householding

Only one Notice or copy of this proxy statement and the 2020 Annual Report on Form 10-K have been sent to certain shareholders who share a single address, unless any shareholder residing at that address has given contrary instructions. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing costs. Additional copies of this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2020 will be furnished to you, without charge, by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510. If you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, please contact us by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510, or, if a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

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Corporate Governance Principles

Corporate Governance Profile

Our corporate governance is structured in a manner that the Board believes closely aligns the Company’s interests with those of our shareholders. Notable features of our corporate governance structure include the following:

•

of the eight persons who serve on our Board, seven have been determined by us to be independent for purposes of the NYSE’s corporate governance listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent;

•	we have determined that at least three of our directors qualify as an ‘‘audit committee financial expert’’ as defined by the SEC;

•	our shareholders, by a majority vote of shares entitled to be cast on the matter, may adopt, alter or repeal any provision of our bylaws or make new bylaws;

•	our directors have a diversity of skills, experience, gender and backgrounds;

•	our shareholders, by a majority vote of shares entitled to be cast on the matter, may call a special meeting of shareholders; and

•	we do not have a shareholder rights plan.

Our articles of incorporation and bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 11 and may not be decreased to fewer than the minimum number required under the MGCL, which currently is one director. The tenure of office of a director will not be affected by any decrease in the number of directors.

Our bylaws currently provide that, except as may be provided by our Board in setting the terms of any class or series of shares, any vacancy may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any directors elected to fill a vacancy will hold office until the next annual meeting of shareholders and until a successor is duly elected and qualifies.

There are no family relationships among our executive officers and directors. All directors except Thomas McGuinness, our Chief Executive Officer, have been determined by the Board to be independent under applicable NYSE and SEC rules.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to provide a transparent framework for the effective governance of InvenTrust. The Corporate Governance Guidelines are available on our website at www.inventrustproperties.com through the “Investor Relations – Corporate Governance – Corporate Governance Guidelines” tab. In addition, printed copies of the Corporate Governance Guidelines are available to any shareholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

Annual Meeting of Shareholders & Proxy Statement 2021

Corporate Governance Principles

Leadership Succession Transition

On February 18, 2021, the Company announced that Mr. McGuinness is resigning as President of the Company, effective February 22, 2021. Mr. McGuinness will retain the titles and positions of member of the board and Chief Executive Officer of the Company, and will retire as Chief Executive Officer on August 6, 2021. If re-elected, Mr. McGuinness intends to serve on the Board until his term ends at the 2022 Annual Meeting of Shareholders.

Consistent with the long-term leadership succession planning conducted by our Board and following a process overseen by our Nominating and Corporate Governance committee, the board appointed Daniel J. Busch as President of the Company effective February 22, 2021, and as Chief Executive Officer of the Company effective as of August 6, 2021 upon Mr. McGuinness’ retirement. Additionally, the board appointed Christy L. David, to the role of Chief Operating Officer, effective February 22, 2021. The Company also announced Mr. Busch will step down as Chief Financial Officer, effective August 6, 2021 and that the board appointed Michael Phillips as Chief Financial Officer and Treasurer, effective as of August  6, 2021.

Corporate Culture and Strategy

We believe that our employees are our greatest asset. We are committed to creating a corporate culture characterized by high levels of employee engagement, growth and development, health and wellness. We seek to attract and retain diverse and talented professionals who provide a wide range of opinions and experiences to drive our business forward. As of January 20, 2021, we have 124 full-time employees. Women represent approximately 60% of our employees. Approximately 39% of women employed by the Company hold management level/leadership roles.

Our Human Capital strategy is focused on Talent Management. The basis for hiring, development, training, compensation and advancement are qualifications, performance, skills and experience. Our employees are fairly compensated, without regard to gender, race and ethnicity. All of our employees are offered a comprehensive benefits package, including, but not limited to, paid time off and parental leave, medical dental and vision insurance, disability, life insurance, 401(k) matching, tuition reimbursement, summer hours and work from home flexibility. We have established an extensive employee review process, while offering a number of incentives and acknowledgments throughout the year to increase employee engagement and development. We monitor our performance through employee engagement surveys and utilize the results to continually improve our organization.

We endeavor to maintain workplaces that are free from discrimination or harassment on the basis of color, race, sex, national origin, ethnicity, religion, age, disability, sexual orientation, gender identification or expression or any other status protected by applicable law. To that end, we conduct annual training to raise awareness of and prevent harassment and discrimination.

We have a shared passion and dedication to giving back to our community and for this reason we have an InvenTrust Charitable Team, a program led by employees who actively contribute time, company resources and often personal resources to support charitable causes.

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Corporate Governance Principles

Shareholder Engagement

We have a robust investor engagement program led by our Investor Relations team and the Corporate Secretary’s office. The Company engages proactively with our shareholders, monitors developments in corporate governance and social responsibility, and in consultation with our Board, thoughtfully adopts practices in a manner that best supports our strategy and culture. We view shareholder engagement as continuous dialogue, rather than event-driven. Our engagement approach is grounded in a set of core principles:

•	Transparency: engage openly with shareholders providing information and communications in a timely and understandable manner.

•	Consistency: maintain regular and consistent communication to ensure continuity and meaningful engagement.

•	Accountability: inform shareholders of the Company’s performance and strategic execution as compared to the Company’s targets.

Therefore, we actively engage with our shareholders in a number of forums on a year-round basis as depicted by the following graphic:

Shareholder feedback is received through all of these interactions. As appropriate, relevant shareholder concerns are addressed promptly by the Investor Relations department. Shareholders may also make their views known through individual voting for directors, say-on-pay advisory vote and other matters submitted to shareholders for approval. In addition, shareholders may put forward shareholder proposals in accordance with applicable rules.

Annual Meeting of Shareholders & Proxy Statement 2021

Corporate Governance Principles

Corporate Responsibility and Sustainability

Since 2013, we have participated in compiling and reporting on Environmental, Social and Governance (“ESG”) metrics with Global Real Estate Sustainability Benchmark (“GRESB”), a benchmarking firm for ESG data of real assets. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long-term shareholder value. We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization.

Our Company	ESG Strategy	• Annual reporting of our performance on environmental, social and governance matters to our Board, with reporting by management to be done annually on strategy and performance to the Board.
• Management of social and environmental capital embedded in our investment strategy, corporate culture and shareholder engagement process.
• Membership in industry sustainability organizations including GRESB.
	Highlights	• InvenTrust has been involved with the Global Real Estate Sustainability Benchmark survey since 2013.
• Portfolio earned second consecutive year of GRESB Green Star rating.

•   InvenTrust has continued to expand on implementing the key principles of ESG and has an ongoing commitment to maximize value for its stakeholders in the long-term while conducting business in a socially, ethical and environmentally friendly manner.

• Launched Social Responsibility section on company website to provide additional visibility to the company’s commitment to ESG.
Environmental	Principle	We are focused on promoting a sustainable culture through education, awareness, and opportunity in order to preserve our communities’ valuable resources for future generations.
	Highlights	• Continue to expand LED upgrade program to cover additional properties in the portfolio.
• Signed agreements to install electric vehicle charging stations at several properties.
• Established internal benchmarking to measure reduction targets for energy, water and waste.
Social	Principle	Our people give us a competitive advantage – we strive to hire and retain the best in real estate.
• We invest in our people through offering tuition reimbursement, continued education and training programs.
• Superior benefits for superior performance - our program focuses on our employees’ health and well-being, financial security and work-life balance.
	Highlights	• Conducted employee survey with 100% participation rate indicating that employee base is highly engaged.
• Empower employees to participate in social and philanthropic company sponsored events.
• Approximately 39% of women employed by the Company hold management level/leadership roles.
Governance	Principle	The structure and practices of our Board of Directors is committed to independence, education and transparency.
	Highlights	• 5 of our 7 independent directors were appointed within the last three years.
• Appointed the first female Chairperson in the Company’s history in 2017.
• The Board conducts an annual robust review of all its governing documents to ensure that the Company is current and relevant regarding governance trends.
• Each new director goes through an on-Boarding process to integrate them into the Company, its practices and its people.

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Corporate Governance Principles

Director Independence

Our business is managed under the direction and oversight of our Board. The members of our Board are Paula J. Saban, our chairperson, Stuart Aitken, Amanda Black, Thomas F. Glavin, Thomas P. McGuinness, Scott A. Nelson, Michael A. Stein and Julian E. Whitehurst. As required by our charter, a majority of our directors must be “independent.” As defined by our charter, an “independent director” means any director who qualifies as an “independent director” under the provisions of the NYSE Listed Company Manual in effect from time to time. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management and our independent registered public accounting firm, and considering each director’s direct and indirect association with the Company and its management, the Board has determined that Mses. Black and Saban and Messrs. Aitken, Glavin, Nelson, Stein and Whitehurst qualify as independent directors.

Board Leadership Structure and Risk Oversight

Mr. McGuinness, in his role as our chief executive officer, is responsible for managing the strategic direction and for providing the day-to-day leadership of the Company. Ms. Saban, in her role as our chairperson of the Board, organizes the work of the Board and ensures that the Board has access to sufficient information to carry out its functions, including monitoring the Company’s performance. Ms. Saban presides over meetings of the Board and shareholders, establishes the agenda for each meeting and oversees the distribution of information to directors. We have separated the roles of the president and chairperson of the Board in recognition of the differences between the two roles. Our Board believes the current structure is appropriate and effective.

To ensure free and open discussion and communication among the non-management directors of our Board of directors, the non-management directors will meet periodically in private session with no members of management present. Ms. Saban, as our chairperson, presides at these sessions.

Our Board oversees the business and affairs of our Company, including its long-term health, overall success and financial strength. The full Board is actively involved in overseeing risk management for the Company. Our Board oversees risk through the: (1) review and discussion of regular periodic reports to the Board and its committees, including management reports, leasing activity and property operating data, as well as actual and projected financial results, the corporate model and outputs, and various other matters relating to our business; (2) required approval by the Board of certain transactions, including, among others, acquisitions and dispositions of properties exceeding certain dollar amounts and financings exceeding certain dollar amounts, as set forth in investment policies adopted by the Board; (3) oversight of risk associated with the various elements of compensation by the compensation committee; (4) oversight of risk policies and management as well as major financial risk exposures and steps taken to monitor and control such risks by the audit committee; and (5) review of regular periodic reports from our independent public accounting firm, third-party internal audit firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a real estate investment trust (“REIT”) for tax purposes and our internal control over financial reporting.

Policy on Hedging

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, directors, and employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Annual Meeting of Shareholders & Proxy Statement 2021

Corporate Governance Principles

Communicating with Directors

Pursuant to our Corporate Governance Guidelines, defined and discussed below under the heading “Corporate Governance Guidelines,” anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of our Board, the chairperson of any of the audit, nominating and corporate governance, compensation and executive committees, or to the non-management or independent directors as a group, may do so by (1) addressing such communications or concerns to the Secretary of the Company, InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, who will forward such communications to the appropriate party, (2) sending any emails to ShareholderCommunications@inventrustproperties.com, or sending emails to InvestorRelations@InvenTrustProperties.com. Such communications may be done confidentially or anonymously.

Nominating and Corporate Governance Committee
Members: Stuart Aitken (Chairperson)	The nominating and corporate governance committee is responsible for, among other things:
Thomas Glavin Michael Stein

•   identifying individuals qualified to become members of our Board of directors, including conducting inquiries into the background and qualifications of any candidate, and recommending and nominating candidates for election to the Board at annual meetings of shareholders;

• reviewing the committee structure of the Board of directors and recommending directors to serve as members of each committee of the Board of directors;

•   developing and recommending to the Board of directors a set of corporate governance guidelines and code of ethics and, from time to time, reviewing such guidelines and code and recommending changes to the Board of directors for approval as necessary; and

• overseeing the annual self-evaluation of the Board of directors.

Number of Meetings in 2020: 4	Each member of the nominating and corporate governance committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.

The nominating and corporate governance committee charter, is available on our website at www.inventrustproperties.com through the “Investor Relations – Corporate Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any shareholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

Selection of Director Nominees

The nominating and corporate governance committee is responsible for reviewing the qualifications of potential director candidates and recommending those candidates to be nominated for election to the Board. The nominating and corporate governance committee considers relevant experience, skills and knowledge as well as individual qualifications, including personal and professional integrity, ethics and values; commitments to other businesses; independence, including absence of any personal or professional conflicts of interest; corporate governance experience; financial and accounting background; experience in our industry or familiarity with the issues affecting our business; diversity (including age, gender and ethnic and racial background, viewpoint and experience); academic expertise in an area of our operations; practical and mature business judgment, including ability to make independent analytical inquiries and the extent to which the interplay of the candidate’s skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

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Corporate Governance Principles

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is expected to be based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee will review the materials to determine the qualifications, experience and background of the candidates. Final candidates are expected to be interviewed by one or more members of the nominating and corporate governance committee.

The nominating and corporate governance committee will consider director candidates recommended by shareholders for our 2022 annual meeting of shareholders. Any such recommendations must be submitted in accordance with the procedures specified in Section 9 of Article II of our bylaws. Generally, this requires that the shareholder send certain information about the candidate to our secretary not later than 5:00 p.m. Eastern Time on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2022, a shareholder must provide written notice of a candidate recommendation not earlier than October 6, 2021 and not later than 5:00 p.m., Eastern Time, on November 5, 2021, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. The notice must identify the author as a shareholder, provide a brief summary of the candidate’s qualifications and include the information required by our bylaws for advance notice of shareholder nominees for director. If the shares of our common stock held by the shareholder making the recommendation are held in “street name,” notices should also attach proof of ownership of InvenTrust common stock as of the date of the notice. At a minimum, candidates recommended for nomination to the Board must meet the director independence standards of the NYSE.

Annual Meeting of Shareholders & Proxy Statement 2021

  Corporate Governance Principles

Audit Committee
Members:	The audit committee assists the Board in fulfilling its oversight responsibility relating to:
Thomas Glavin (Chairperson)* Stuart Aitken Amanda Black* Michael Stein*	• the integrity of our financial statements;
• our compliance with legal and regulatory requirements;
• the qualifications and independence of the independent registered public accounting firm; and
Number of Meetings in 2020: 5	• the performance of our internal audit function and independent auditors.
*Our Board determined that each of Messrs. Glavin and Stein and Ms. Black qualifies as an “audit committee financial expert” as that term is defined in the rules of the SEC.	The audit committee is also responsible for, among other things:

•   appointing, evaluating, compensating, and overseeing an independent registered public accounting firm, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, reviewing the independence of the independent registered public accounting firm and reviewing the adequacy of the auditing firm’s internal quality control procedures;

• preparing the audit committee report required by SEC regulations to be included in our annual report and proxy statement;

• reviewing and discussing our annual and quarterly financial statements with management and the independent auditor;

• engagement, evaluation and compensation of the internal auditor and the adequacy of the Company’s internal audit function;

•   discussing our guidelines and policies with respect to risk assessment and risk management, and our major financial risk exposures and the steps management takes to monitor and control such exposures;

• considering and discussing procedures in place to enforce our Code of Ethics and Business Conduct, and, if appropriate, granting any requested waivers;

• reviewing and approving procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

• reviewing related party transactions pursuant to our written policy described below under “Related Party Transaction Policy and Procedures.”

Each member of the audit committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.

The audit committee charter is available on our website at www.inventrustproperties.com through the “Investor Relations – Corporate Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any shareholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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    Corporate Governance Principles

Compensation Committee
Members: Julian Whitehurst (Chairperson) Amanda Black Scott Nelson Paula Saban

The compensation committee has sole responsibility for determining the compensation that we pay to our chief executive officer and is responsible for approving the compensation for our other named executive officers.

Consistent with the requirements of Rule 10C-1 of the Exchange Act and any other applicable listing requirements and rules and regulations of the NYSE, the committee:

Number of Meetings in 2020: 5

•   has the sole and exclusive authority, as it deems appropriate to retain and/ or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary or appropriate (the “compensation advisors”);

• has the direct responsibility to compensate and oversee any and all compensation advisors;

• has the authority to also utilize the services of the Company’s regular legal counsel or other advisors to the Company;

• shall provide for appropriate funding, as determined by the committee in its sole discretion, for payment of compensation to any such persons retained by the committee;

•   is entitled to delegate any or all of its responsibilities to a subcommittee of the committee, except that it may not delegate its responsibilities for any matters that involve executive compensation or are intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “nonemployee directors;” and

•   may consider, recommendations to the committee regarding our compensation and employee benefit plans and practices, including our executive compensation plans, our incentive-compensation and equity-based plans with respect to executive officers other than the president and chief executive officer and our director compensation arrangements.

Each member of the compensation committee is independent and meets the additional standards for the independence of compensation committee members set forth in Section 303A.02 of the NYSE Listed Company Manual, and each is a “non-employee director,” as defined by Section 16 of the Exchange Act.

The compensation committee charter is available on our website at www.inventrustproperties.com through the “Investor Relations – Corporate Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any shareholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

Annual Meeting of Shareholders & Proxy Statement 2021

Corporate Governance Principles

Executive Committee
Members:	The primary purpose of the executive committee are to:
Paula Saban (Chairperson) Thomas McGuinness Scott Nelson Julian Whitehurst	• exercise the powers of the Board in between regularly scheduled quarterly Board meetings, subject to certain limitations;

•   exercise the powers of the Board in the review and approval of real estate transactions, borrowings and related matters, up to certain threshold amounts, when such matters exceed the scope of management’s authority;

Number of Meetings in 2020: 4	• receive regular updates from management on real estate transactions, borrowings and related matters generally;

• review our capital allocation strategy, our investment and disposition program generally, and the performance of in-process real estate developments;

• review strategic planning for the Company with management and external advisors between board meetings; and

• review and approve matters that are outside of the authority and responsibilities of the audit, compensation and nominating and corporate governance committees.

Code of Ethics

Our Board has adopted a code of ethics and business conduct (the “Code of Ethics and Business Conduct”) applicable to our directors, officers and employees, which is available on our website at www.inventrustproperties.com through the “Investor Relations – Corporate Governance – Code of Ethics & Business Conduct” tab. In addition, printed copies of the Code of Ethics and Business Conduct are available to any shareholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our Code of Ethics and Business Conduct.

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Proposal No. 1 Election of Directors

Our Board has nominated the eight individuals set forth below to serve as directors until the next annual meeting and until their successors are duly elected and qualify. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, or for good cause will not serve, your proxy may vote for another nominee proposed by the nominating and corporate governance committee and the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting. Our Board unanimously recommends that you vote “FOR” the election of all eight nominees.

Our Board of Directors

Set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the nominating and corporate governance committee and the Board to conclude that the director is qualified and should serve as a director of InvenTrust.

STUART AITKEN

Mr. Aitken is a seasoned technology and marketing executive who currently serves as Chief Merchant and Marketing Officer of The Kroger Co. He previously served as Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co. Prior to joining Kroger, Mr. Aitken served as the chief executive officer of dunnhumby USA, LLC from July 2010 to June 2015. Prior to that, he served as Executive Vice President and Chief Marketing Officer for arts-and-crafts retailer Michael’s Stores. Previously, he led marketing strategies, loyalty marketing, data analytics, innovation and category management at Safeway, Inc. for nearly a decade.

Age: 49
Director Since: 2017	Mr. Aitken received his Bachelor of Arts and Master of Science degrees in Information Management from Queen Margaret University and University of Strathclyde, respectively, both located in Scotland.

AMANDA BLACK

Ms. Black serves as the Managing Director and Portfolio Manager of JLP Asset Management, where she oversees all North American investments for the firm as portfolio manager for global and domestic real estate mutual funds and separate accounts. Prior to joining NWS in 2014, Ms. Black served as a Senior Vice President and Portfolio Manager at Ascent Investment Advisors from 2011 to 2014, where she co-managed a global REIT mutual fund and hedge fund. She has 20+ years of experience as an investor across a diverse set of investment firms and strategies with a specialization in real estate. Ms. Black holds an MBA from Saint Louis University and a B.S. from Southern Illinois University. She was a licensed CPA from 2001 to approximately 2004 and earned her CFA designation in 2005.

Age: 45 Director Since: 2018

Annual Meeting of Shareholders & Proxy Statement 2021

Proposal No. 1 Election of Directors

Age: 61 Director Since: 2007

THOMAS F. GLAVIN

Mr. Glavin is the owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm that he started in 1988. In that capacity, Mr. Glavin specializes in providing accounting and tax services to closely held companies. Mr. Glavin began his career at Vavrus & Associates, a real estate firm, located in Joliet, Illinois, that owned and managed apartment buildings and health clubs. At Vavrus & Associates, Mr. Glavin was an internal auditor responsible for reviewing and implementing internal controls. In 1984, Mr. Glavin began working in the tax department of Touche Ross & Co., where he specialized in international taxation. In addition to his accounting experience, Mr. Glavin also has been involved in the real estate business for over 20 years. Mr. Glavin was a partner in Gateway Homes, which zoned, developed and managed a 440-unit manufactured home park in Frankfort, Illinois. The Manufactured Home Community was sold in April 2019. Mr. Glavin received his bachelor’s degree in accounting from Michigan State University in East Lansing, Michigan and a Master of Science in taxation from DePaul University, Chicago, Illinois. Mr. Glavin is a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

THOMAS P. MCGUINNESS

Mr. McGuinness currently serves as our Chief Executive Officer and is a member of our board of directors where, in collaboration with senior management, oversees the direction and strategic initiatives of the Company. Mr. McGuinness has served as our Chief Executive Officer since November 2014 and previously served as our President from March 2014 to February 2021. Prior to the self-management transactions, he served as our President and principal executive officer and President of our former business manager since September 2012 and January 2012, respectively. Mr. McGuinness previously served as the president of the Chicagoland Apartment Association and as the regional vice president of the National Apartment Association. Mr. McGuinness served on the board of directors of the Apartment Building Owners and Managers Association, and was a trustee with the Service Employees’ Local No. 1 Health and Welfare Fund and its Pension Fund. Mr. McGuinness also currently serves as an Executive Committee member of our retail joint venture entity IAGM.

Age: 65 Director Since: 2015

Age: 64 Director Since: 2016

SCOTT A. NELSON

Mr. Nelson is Principal of SAN Prop Advisors, a retail real estate advisory firm that he started in early 2016. Clients of SAN Prop Advisors have included large retailers, developers and other corporations. Prior thereto, he served in various real estate capacities, including senior vice president positions, at Target Corporation, since 1995. Most recently, he served as Senior Vice President Target Properties Canada from 2015 to 2016; Senior Vice President, Target Properties – U.S. in 2014, and Senior Vice President, Target Real Estate from 2007 to 2014. In these roles, he was instrumental in the acquisition, development and optimization of Target’s retail real estate portfolio. Previously, Mr. Nelson spent 10 years at Mervyn’s, a West Coast department store where he served in various positions including Director of Real Estate. He has a CRX (Certified Retail Property Executive) designation from the International Council of Shopping Centers. Since 2009, Mr. Nelson has served as a Board member of Heart of America, a non-profit focused on volunteering and learning environments in schools.

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Proposal No. 1 Election of Directors

Age: 67 Director Since: 2004 Chairperson Since: 2017

PAULA SABAN

Ms. Saban has worked in the financial services and banking industry for over 25 years. She began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, Ms. Saban held various consultative sales roles in treasury management and in traditional lending areas. She also managed client service teams and developed numerous client satisfaction programs. In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly held companies and entrepreneurs. In addition to managing a diverse client portfolio, she was responsible for client management and overall client satisfaction. She retired from Bank of America in 2006 as a senior vice president/private client manager. In 1994, Ms. Saban and her husband started a construction products company, Newport Distribution, Inc., where she was secretary and treasurer, and a principal shareholder until the sale of the company in July 2020.

Ms. Saban received her bachelor’s degree from MacMurray College, Jacksonville, Illinois, and her Master of Business Administration degree from DePaul University, Chicago, Illinois. She is a former president of the Fairview Elementary School PTA and a former trustee of both the Goodman Theatre and Urban Gateways. She served as the legislative chair of Illinois PTA District 37 and as liaison to the No Child Left Behind Task Force of School District 54. Ms. Saban currently serves as a project-based development director at the Association of Interim Executives and has previously served on the Board of Hands On Suburban Chicago, a not-for-profit organization that matches community and corporate volunteers of all ages and skills with opportunities to connect and serve. She is currently training to be a presenter for Power Employment Workshops, part of Illinois Worknet, in the Chicago area. Ms. Saban is a member of the Private Directors Association of Chicago.

MICHAEL A. STEIN

Mr. Stein served as Senior Vice President and Chief Financial Officer of ICOS Corporation, a biotechnology company, from 2001 until its acquisition by Eli Lilly in 2007. Mr. Stein was Executive Vice President and Chief Financial Officer of Nordstrom, Inc. from 1998 to 2000. He served in various capacities with Marriott International, Inc. from 1989 to 1998, including Executive Vice President and Chief Financial Officer from 1993 to 1998. Previously, Mr. Stein spent nearly 20 years at Arthur Andersen LLP, where he was a Partner.

Mr. Stein has served on the board of directors of Apartment Investment and Management Company (AIMCO), a New York Stock Exchange listed public real estate investment trust, since 2004. AIMCO is focused on property development, redevelopment and various other value-creating investment strategies, targeting the U.S multifamily market. He is currently chair of the audit, compensation and human resources, and investment committees, and serves on the nominating and corporate governance committee. Since mid-December 2020, when it was spun-off from AIMCO, Mr. Stein has served on the board of Directors of Apartment Income REIT Corp (AIR), a New York Stock Exchange listed public real estate investment trust focused on the ownership and management of quality apartment communities located in the largest markets in the United States. He is currently a member of the audit, compensation and human resources, and nominating and corporate governance committees at AIR. He has also served on the board of directors of Providence Health & Services, a not-for-profit health system, from 2008 to 2016, and the Boards of Nautilus, Inc., Getty Images, Inc. and Fred Hutchinson Cancer Research Center. Mr. Stein has a Bachelor of Science degree from the University of Maryland.

Age: 71 Director Since: 2016

Annual Meeting of Shareholders & Proxy Statement 2021

Proposal No. 1 Election of Directors

Age: 63 Director Since: 2016

JULIAN WHITEHURST

Mr. Whitehurst has served as a director of National Retail Properties, Inc., since February 2017, as CEO of National Retail Properties since April 2017, as President since May 2006 and as Chief Operating Officer since June 2004. He also previously served as Executive Vice President of National Retail Properties from February 2003 to May 2006, as Secretary from May 2003 to May 2006, and previously served as General Counsel from 2003 to 2006. Prior to February 2003, Mr. Whitehurst was a shareholder at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A. Mr. Whitehurst is a member of ICSC and Nareit and serves on the Nareit Advisory Board of Governors.

Director Compensation

Under our Director Compensation Program, effective as of May 1, 2017 (the “Director Compensation Program”), each non-employee director is entitled to receive an annual cash retainer of $65,000. Non-employee directors are not entitled to meeting fees for attending individual Board or committee meetings. Non-employee committee members and chairpersons and our non-executive chairperson are entitled to receive additional annual cash retainers as indicated below. In addition to the cash retainers, under the Director Compensation Program each non-employee director is entitled to an annual award of restricted stock units (“RSUs”) valued at $110,000. Each annual RSU award will be granted at our annual meeting of shareholders and will vest in full on the earlier of (i) the date of the next annual meeting of our shareholders following the grant date or (ii) the first anniversary of the grant date, subject to the director’s continued service on the vesting date.

Annual Independent Director Compensation

Additional Cash Compensation
Independent Chairperson: $50,000
Audit Committee Chair: $23,000 Member: $10,000	Nominating & Corporate Governance Committee Chair: $12,000 Member: $5,000
Compensation Committee Chair: $17,500 Member: $7,500	Executive Committee Chair: $15,000 Member: $6,000

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Proposal No. 1 Election of Directors

On May 8, 2020, the date of our 2020 annual meeting, each non-employee director in service on such date received an annual RSU award covering 35,032 shares. The number of RSUs subject to each RSU award granted to a non-employee director in 2020 was calculated based on the most recent estimated value per share of our common stock at the time of the grant, which was as of May 1, 2019. Each award generally settles partly in shares of our common stock (75%) and partly in cash (25%).

Business Expenses

Pursuant to the terms of the Director Compensation Program and our standard expense reimbursement policy, we reimburse each non-employee director for reasonable business expenses incurred by the director in connection with his or her services to us.

Director Compensation Table

The following table provides additional detail regarding the 2020 compensation of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($) (2)	Total ($)
Amanda Black	82,500	110,000	192,500
Thomas F. Glavin	93,000	110,000	203,000
Scott A. Nelson	78,500	110,000	188,500
Paula Saban	127,500	110,000	237,500
Michael A. Stein	80,000	110,000	190,000
Julian E. Whitehurst	88,500	110,000	198,500
Stuart Aitken	87,000	110,000	197,000

1.	Amounts reflect annual Board cash retainers and, if applicable, additional cash retainers described above for committee and chair service, in each case, earned in 2020.
2.

Reflects RSUs granted under our Director Compensation Program to each director in 2020. See “Director Compensation - Equity Compensation” for additional information. Amounts reflect the grant date fair value of the RSUs in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”). Additional details on accounting for stock-based compensation can be found in Note 2: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note 11: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020. The RSUs will vest in full on date of the Annual Meeting.

Compensation Committee Interlocks and Insider Participation

During fiscal 2020, Mr. Whitehurst, Ms. Black, Mr. Nelson and Ms. Saban served on the compensation committee, with Mr. Whitehurst serving as its Chairperson. No member of our compensation committee was, during 2020, an officer, former officer or employee of the Company or any of our subsidiaries or had a relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our executive officers served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on our compensation committee or (ii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

Director Meetings Attendance

During the year ended December 31, 2020, our Board met ten times. Each of our directors attended at least 75% of the aggregate amount of the meetings of the Board and any committee on which he or she served in 2020. We encourage our directors to attend our annual meetings. All directors who were directors at the time of our annual meeting held on May 8, 2020 attended the meeting.

Annual Meeting of Shareholders & Proxy Statement 2021

Executive Compensation

Compensation Discussion and Analysis

This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the “Summary Compensation Table” below and the principal factors relevant to an analysis of these policies and decisions. In 2020, our “named executive officers” (“NEOs”) and their positions were as follows:

THOMAS P. MCGUINNESS, Chief Executive Officer (1)

Mr. McGuinness, 65, currently serves as Chief Executive Officer. He has served as our President since we initiated our self-management transactions in March 2014 and as our Chief Executive Officer since November 2014. Mr. McGuinness’ biographical information is set forth under “Election of Directors” above.

DANIEL J. BUSCH, President, Chief Financial Officer & Treasurer (2)

Mr. Busch, 39, serves as our President, Chief Financial Officer and Treasurer. Mr. Busch joined InvenTrust in September 2019, providing oversight to our financial and accounting practices, and ensuring the financial viability of the Company’s strategy. Prior to that, Mr. Busch served as Managing Director, Retail at Green Street Advisors, an independent research and advisory firm for commercial real estate industry in North America and Europe, where he conducted independent research on the shopping center, regional mall, and net lease sectors. Previously, Mr. Busch served as an equity research analyst at Telsey Advisory Group and worked in a corporate capacity at Petco Animal Supplies Inc. He is a member of the Urban Land Institute, contributing as an active member on the Commercial and Retail Development Council. Mr. Busch received a B.S. in Applied Economics and Management from Cornell University and an MBA with specializations in general finance, financial instruments and markets from New York University.

CHRISTY L. DAVID, E.V.P., Chief Operating Officer, General Counsel & Secretary (3)

Ms. David, 42, serves as our Executive Vice President, Chief Operating Officer, General Counsel, and Corporate Secretary, leading the implementation of the company’s strategy within its transactional and investment initiatives. Ms. David joined InvenTrust in 2014 as Managing Counsel – Transactions and held that position until November 2016 when she was named Vice President, Deputy General Counsel and Secretary. Ms. David was promoted to InvenTrust’s General Counsel in 2017 and has served in that role since that time. Prior to joining InvenTrust, Ms. David served at The Inland Group Inc., where she managed, reviewed and drafted legal documents and matters regarding InvenTrust’s acquisitions, dispositions, corporate contracts and spin-offs. Prior to joining the Inland Group, Ms. David served as an Associate Attorney at The Thollander Law Firm and held various positions at David & Associates. Ms. David serves on the Ravinia Associates Board as well as its Nominating Committee. Ms. David received a Juris Doctor from Washington University School of Law and a Bachelor of Business Administration in Finance from Loyola University.

IVY Z. GREANER, E.V.P. & Chief Operating Officer Ms. Greaner, 61, served as our Executive Vice President and Chief Operating Officer from July 2018 to November 2020.

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Executive Compensation

1.

On February 23, 2021, the Company announced that Mr. McGuinness had resigned as President of the Company, effective February 22, 2021. Mr. McGuinness will retain the titles and positions of member of the board and Chief Executive Officer of the Company, and will retire as Chief Executive Officer on August 6, 2021. If re-elected, Mr. McGuinness intends to serve on the Board until his term ends at the 2022 Annual Meeting of Shareholders.

2.

Mr. Busch was appointed President of the Company, effective February 22, 2021 and Chief Executive Officer of the Company, effective August 6, 2021. Mr. Busch will step down as Chief Financial Officer, effective August 6, 2021.

3.	Ms. David was appointed Chief Operating Officer, effective February 18, 2021.
4.	Ms. Greaner resigned from her position as an executive officer and all other employee and officer positions that she held with the Company and its subsidiaries effective November 6, 2020.

This section provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each compensation component that we provided in 2020. Each of the key elements of our executive compensation program is discussed in more detail below. The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below.

Our executive compensation program is designed to provide a total compensation package intended to align executive compensation with the Company’s performance and with shareholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements.

At our annual meeting of shareholders on May 9, 2018 (the “2018 Annual Meeting”), we provided our shareholders with an advisory vote to approve the compensation of our NEOs (the “say-on-pay proposal”). At the 2018 Annual Meeting, our shareholders approved, on an advisory basis, the compensation of our NEOs, with over 70% of the votes cast in favor of the say-on-pay proposal. In addition, at our 2015 Annual meeting, we provided our shareholders with an advisory vote to approve the frequency of our future say-on pay votes and over 71% of the votes cast at the 2015 Annual Meeting voted in favor of a triennial vote. We are conducting a say-on-pay advisory vote and a frequency vote at our 2021 Annual Meeting. See Proposal No. 3 and Proposal No. 4 below.

Executive Summary

Summary of 2020 Financial and Operational Results

We are a multi-tenant retail REIT. Our objective is to own and operate grocery-anchored neighborhood shopping centers that provide essential retail in the Sun Belt markets. Our strategy to achieve our business objective includes the following, as discussed in our Annual Report on Form 10-K for the year ended December 31, 2020:

•

Acquire retail properties in Sun Belt markets. InvenTrust focuses on grocery-anchored neighborhood centers, and select power centers that often have a grocery component, in markets with favorable demographics, including above average growth in population, employment and income. We believe these conditions create favorable demand characteristics for grocery-anchored and necessity-based retail centers which will enable us to capitalize on potential future rent increases while enjoying sustained occupancy at our centers. Using these criteria, we have identified 15 to 20 markets, including the metropolitan areas of Atlanta, Austin, Charlotte, Dallas-Fort Worth-Arlington, Houston, the greater Los Angeles and San Diego areas, Miami, Orlando, Raleigh-Durham, San Antonio and Tampa.

•

Opportunistically dispose of retail properties. We continue to opportunistically dispose of properties where we believe they no longer meet our investment criteria. These dispositions will allow the Company to re-deploy the proceeds in more attractive opportunities.

•

Maintain conservative leverage levels and a flexible capital structure. We continually evaluate the economic and credit environment and its impact to our business. We believe we have the liquidity necessary to continue executing on our strategy. We expect to have the ability to repay, refinance or extend any of our debt, and we believe we have adequate sources of funds to meet short-term cash needs related to these refinancings or extensions.

Annual Meeting of Shareholders & Proxy Statement 2021

Executive Compensation

•

Enhance environment, social and governance practices and standards. We continue to focus on environmental, social and governance (“ESG”) practices and standards across our platform. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long term shareholder value. We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization.

In response to the COVID-19 pandemic the Company made several key strategic decisions including, but not limited to:

•	Workplace and Culture

Immediately shifted to remote work environment and provided employees with frequent updates;

Managed morale by offering additional flexibility, home office technology stipend, and virtual employee events;

•	Operations

Formed Operations Committee to expedite lease approvals, gain visibility into asset level impact of the COVID-19 pandemic, and mitigate further vacancy risk;

Expanded leasing team to add resources for critical near term lease negotiations and new vacancy;

•	Balance Sheet and Capital Allocation

Drew $150M on the Company’s line of credit in March to add immediate liquidity to balance sheet (repaid $100M in October);

Communicated frequently and proactively with our capital partners to reiterate our balance sheet strength, portfolio strategy and approach to assessing pandemic risk.

Funds From Operations

The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-U.S. generally accepted accounting principles (non-“GAAP”) financial measure of operating performance known as Funds From Operations (“FFO”). Our FFO, based on the NAREIT definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for unconsolidated joint ventures are calculated to reflect our proportionate share of the joint venture’s funds from operations on the same basis. For the year ended December 31, 2020, we had a net loss of $10.2 million and FFO Applicable to Common Shares and Dilutive Securities of $98.6 million.

Adjusted Funds From Operations (“AFFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, AFFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within FFO and other unique revenue and expense items which are not pertinent to measuring a particular company’s on-going operating performance. In that regard, we use AFFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards. For the year ended December 31, 2020, our AFFO Applicable to Common Shares and Dilutive Securities was $97.2 million.

Management believes FFO and AFFO Applicable to Common Shares and Dilutive Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. For more information regarding FFO and AFFO and a reconciliation of these measures to net income, please see “Part II. Item 7. Selected Financial Data” in our Annual Report on Form 10-K for the year ended December 31, 2020.

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Executive Compensation

On November 11, 2019, our Board approved an increase to our annual distribution rate effective for the quarterly distribution paid in April 2020, from $0.0737 per share to $0.0759 per share, on an annualized basis. The adjustment to the distribution rate equates to a 2020 calendar year total distribution of $0.07535 per share (an annual rate of $0.0737 per share paid in January 2020, an annual rate of $0.0759 per share paid in each of April, July, October 2020 and January 2021). On December 17, 2020, our Board announced an increase to our annual distribution rate effective for the quarterly distribution payable in April 2021, from $0.0759 per share to $0.0782, on an annualized basis.

Compensation Elements

Our executive compensation program for 2020 consisted of the following elements: base salary, annual cash bonus, equity-based long-term incentive awards, retirement benefits and health/welfare benefits. Each of these elements taken separately, as well as each of these elements taken as a whole, was necessary to support our overall compensation objectives. The following table sets forth the key elements of our NEOs compensation for 2020, along with the primary objective associated with each element of compensation.

The compensation committee believes that executive compensation should reflect the value created for our shareholders, while supporting our operational goals and long-term business plans and strategies. In addition, the compensation committee believes that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

Good Governance and Best Practices

With respect to our executive compensation program, we are committed to staying apprised of current issues, emerging trends, and best practices. To this end, when considering executive officer compensation packages for 2020, our compensation committee worked with our independent compensation consultant, FPL Associates (“FPL”), to conduct a comprehensive market analysis of our executive compensation program and pay, and to generally align target direct compensation for our NEOs conservatively relative to the median of the applicable peer group.

Our executive compensation programs and practices for 2020 included the following features, which we believe are mindful of the concerns of our shareholders.

•	Our NEOs were eligible to earn annual bonuses based upon achievement of specific annual financial, operational and individual objectives that were designed to challenge the NEOs to strong performance.

•	Our NEOs participated in equity-based incentive plans which provided incentives that are linked directly to increases in the value of the Company.

•	In addition to time-vesting awards, our 2020 equity incentive program for our NEOs includes performance vesting awards, the vesting of which is based on the achievement of key financial metrics.

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Executive Compensation

•	Our NEOs participated in broad-based Company-sponsored benefits programs on the same basis as other full-time employees.

•	Our NEOs participated in the same defined contribution retirement plan as other employees.

•	FPL, our independent compensation consultant, was retained directly by and reported to the compensation committee

•	Our compensation committee, in conjunction with FPL, developed comparative peer groups to analyze the competitiveness of the total pay opportunity provided to our NEOs.

•	We did not provide our executive officers or other employees with tax gross-up payments, supplemental retirement benefits or perquisites.

Shareholder Interest Alignment

Equity awards granted in 2020 to our NEOs included grants of both time-vesting and performance vesting RSU awards, which entitle each executive to receive shares of our common stock upon vesting of the RSU award. Our annual bonus program, combined with grants of equity-based awards, creates a balanced focus on the achievement of short-term and long-term financial and operational goals. Our compensation committee believes that this “at risk” compensation in the form of annual bonuses and long-term equity-based incentives plays a significant role in aligning management’s interests with those of our shareholders. The below chart reflects our NEO compensation package mix:

Determination of Compensation

Roles of Our Compensation Committee and Chief Executive Officer in Compensation Decisions

Our compensation committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our NEOs. Our compensation committee evaluates the individual performance and contributions of our Chief Executive Officer. Our Chief Executive Officer evaluates the individual performance and contributions of each other NEO, and reports to our compensation committee his recommendations regarding the other NEOs’ compensation.

Engagement of Compensation Consultant

For 2020, our compensation committee retained the services of FPL to serve as the compensation committee’s independent compensation consultant. FPL was engaged to assist the compensation committee with a variety of tasks, which included among other things, analyzing executive and Board compensation relative to peer companies. FPL did not provide any other services to the Company in 2020. Our compensation committee has determined that FPL is independent and does not have any conflicts of interest with the Company.

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Executive Compensation

Peer Group Review

With respect to the compensation packages offered to our NEOs, the compensation committee reviewed total cash and long- term compensation levels for executive officers of the Company against those of our peer group companies in an effort to set executive compensation at levels that will attract and motivate qualified executives while rewarding performance based on corporate objectives. The compensation committee set compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, competitive market data applicable to the executive officer’s positions and functional responsibilities, promoting recruitment and retention, the performance of the executive officer and the Company’s annual and long-term performance, as applicable.

The peer group used to set 2020 base salaries, bonus targets and long-term equity awards for our NEOs consisted of the following 12 similarly sized retail real estate investment trusts (“REITs”):

Executive Compensation Philosophy and Objectives

The market for experienced management is highly competitive in our industry. One of our principal goals and keys to our success is to attract and retain the most highly qualified executives to manage each of our business functions. Our compensation committee works with FPL to understand competitive pay practices within the REIT industry and to design executive compensation programs that fit our business strategy and align the interests of our NEOs with those of our shareholders. In response to the COVID-19 pandemic, the Compensation Committee made certain determinations with respect to fiscal 2020 long term incentive compensation to recognize the achievements of our NEOs during the COVID-19 pandemic, ensure sustained engagement and drive key business results as further outlined below. We seek to provide total compensation to our NEOs that is competitive with the total compensation paid by comparable REITs and other real estate companies in our peer group.

Key Compensation Program Developments

In 2020, our Compensation Committee worked with FPL to modify and enhance the design of our annual cash bonus program and long-term incentive program to better align with the Company’s business strategy and industry and peer practices. Moving into 2020, the Company was less focused on acquisition and disposition volume as a strategic target. As a result, the 2020 bonus program approved by the Compensation Committee included a strategic initiatives objective in lieu of the acquisition and disposition objectives contained in our 2019 program. This change affected 15% of the objectives under the bonus program. The remaining objectives representing 85% of the program were unchanged. The Compensation Committee believes that the revised program properly aligned with the Company’s 2020 strategy. Shown below are the year-over-year changes to our annual cash bonus program and a summary of the year-over-year metrics under our long-term incentive program, which did not change in 2020.

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Executive Compensation

2019 Executive Compensation Program		2020 Executive Compensation Program
Cash bonus-based on multiple corporate objectives and individual performance		Cash bonus-based on multiple corporate objectives and individual performance

• 30% AFFO per Share	>	• 30% AFFO per Share
• 30% Same-Property NOI Growth		• 30% Same-Property NOI Growth
• 10% Acquisition Volume		• 15% Strategic Initiatives
• 5% Disposition Volume		• 25% Individual Performance
• 25% Individual Performance
50% Performance-based equity awards (metrics listed below) and 50% time-based equity awards granted		50% Performance-based equity awards (metrics listed below) and 50% time-based equity awards granted

• 50% AFFO per Share	>	• 50% AFFO per Share
• 50% Same-Property NOI Growth		• 50% Same-Property NOI Growth

Elements of Executive Compensation Program

The following describes the primary components of our executive compensation program for each of our NEOs for 2020, the rationale for each component and how compensation amounts were determined.

Base Salary

In 2020, we provided our NEOs with a base salary to compensate them for services rendered to us during the year. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries for each of the NEOs for 2020 were determined based in part on the analysis by FPL of the compensation practices of companies in the Company’s peer group. The following table sets forth the annual base salary rates for each of our NEOs for 2020.

Name	2020 Annual Base Salary

Thomas P. McGuinness	$819,545

Daniel J. Busch	$431,000

Christy L. David	$399,351

Ivy Z. Greaner	$503,927

The Compensation Committee approved annual base salaries for 2021, for Messrs. McGuinness and Busch and Ms. David of $819,545, $525,000 and $490,000 respectively.

Annual Cash Bonuses

Our 2020 compensation program for our NEOs was designed to align key financial and operational achievements with the annual cash bonuses to such NEOs. Annual cash bonuses were focused primarily on financial performance for 2020, as well as individual performance. Under our annual bonus programs for 2020, our NEOs were eligible to earn cash bonuses based on each of their individual performances in support of our financial, operational, and cultural goals for 2020, as well as our achievement in 2020 of performance goals relating to AFFO Applicable to Common Shares and Dilutive Securities per share, Same-Property Modified Net Operating Income (“NOI”) growth, strategic initiatives. For more information regarding these metrics and why management believes they are useful for investors, please see “Item 6. Selected Financial Data” in our Annual Report on Form 10-K for the year ended December 31, 2020. The strategic initiative objectives were determined to be the following:

•	Maintain a disciplined and accountable operations platform;
•	Maintain a disciplined balance sheet and capital allocation strategy; and
•	Further solidify compliance reporting standards.

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Executive Compensation

In response to these metrics, management did the following in an effort to achieve these strategic initiative:

•	Developed Operations Committee to expedite lease approvals, deferrals and modification;
•	Preserved capital by delaying transaction effort and drawing on the Company’s line of credit to further fortify the balance sheet; and
•	Researched and elected ASC 842, expanded internal control procedures, and expanded disclosure and transparency in SEC filings and other investor materials.

Our compensation committee believes these annual targeted operational and financial goals align with our strategy to attain long-term financial stability that will support sustained cash flows beneficial to our shareholders. Performance of each NEO was not evaluated solely upon satisfaction of pre-determined performance goals but was also evaluated subjectively by the compensation committee.

For the Company’s 2020 fiscal year, each of the NEOs was eligible to receive an annual cash bonus based upon the achievement of certain performance criteria. Target annual cash bonus awards for Messrs. McGuinness and Busch and Mmes. Greaner and David, were specified by the program, with threshold and maximum bonus levels determined on an annual basis. The target bonus levels for our NEOs for 2020 were:

Name	Target Annual Bonus (% of annual base salary)

Thomas P. McGuinness	125%

Daniel J. Busch	95%

Christy L. David	95%

Ivy Z. Greaner	95%

Under the annual bonus program for our NEOs, the 2020 performance goals were:

Performance Goals Metrics

Additionally, in the event the Company’s debt to gross asset value exceeds a percentage established by the compensation committee, then the portion of each executive’s bonus that corresponds to AFFO per share performance may be reduced by up to 20%.

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Executive Compensation

2020 Company Performance Target: Same-Property Modified NOI (2019 - 2020)

Threshold - 0.8x	Target - 1.0x	Maximum - 1.2x	2020 Results	Performance to Target Achieved

0.6%	1.6%	2.6%	-5.9%	0x

Why is this Metric Important?

We evaluate the performance of our properties based on [Same-Property] Modified Net Operating Income (“NOI”), which excludes general and administrative expenses, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in (losses) earnings and (impairment), net, from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives). Same-Property Modified NOI includes the results of our wholly owned properties and our pro rata share of the properties included in our IAGM joint venture.

Target

The 2020 Company Performance Target for Same-Property Modified NOI growth was 1.6%. The target level was set based on the Company’s expectations for the year. Performance

Actual Same-Property Modified NOI performance was -5.9%, which was below threshold performance.

2020 Company Performance Target: AFFO / Share

Threshold - 0.8x	Target - 1.0x	Maximum - 1.2x	2020 Results	Performance to Target Achieved

$0.133	$0.148	$0.163	$0.135	0.83x

Why is this Metric Important?

AFFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within FFO and other unique revenue and expense items which are not pertinent to measuring a particular company’s on-going operating performance. We use AFFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.

Target

The 2020 Company Performance Target for AFFO Per Share was $0.148 per share. The target level was set based on the Company’s expectations for the year. Performance
Actual Adjusted FFO Per Share was $0.135, resulting in an achievement of 83% of target.

Our compensation committee determined that the bonus amounts for the strategic initiatives objectives were payable at 100% of target for Mr. McGuinness, 100% of target for Mr. Busch, and 100% of target for Ms. David. In addition, our compensation committee determined that the bonus amounts for individual performance were payable at 120% of target for Mr. McGuinness, 120% of target for Mr. Busch, and 120% of target for Ms. David. Ms. Greaner was not eligible for a 2020 annual bonus due to her resignation, effective November 6, 2020.

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Executive Compensation

Based on these results, bonuses were determined as follows for the NEOs:

Name	AFFO per Share	Modified NOI	Strategic Initiatives	Individual Performance	2020 Total Bonus

Thomas P. McGuinness	83%	0%	100%	120%	69.9%

Daniel J. Busch	83%	0%	100%	120%	69.9%

Christy L. David	83%	0%	100%	120%	69.9%

Long-Term Equity-Based Incentive

The goals of our long-term equity-based awards granted in 2020 were to promote and encourage efforts towards the execution of our long-term business plans and, thereby, to align the interest of our officers, including our NEOs, with those of our shareholders by directly linking the value of the RSUs granted to our NEOs with the value of the Company.

Restricted Stock Unit Awards

In 2020, our compensation committee approved the following RSU awards (with dividend equivalents) to our NEOs (the “RSU Awards”) under the InvenTrust Properties Corp. 2015 Incentive Award Plan (the “Incentive Award Plan”) and pursuant to one or more restricted stock unit award agreements (the “RSU Award Agreements”).

Name	Number of RSUs[1]

Thomas P. McGuinness	1,074,842

Daniel J. Busch	286,625

Christy L. David	167,198

Ivy Z. Greaner (2)	358,281

1)	The number of RSUs reflect the performance-based restricted stock units granted at the maximum level
2)	All unvested shares granted to Ms. Greaner were forfeited upon her resignation, effective November 6, 2020

Total grants expressed above have been separated into two tranches, as described below:

3-YEAR CLIFF BESTING BASED ON THE ACHIEVEMENT OF PERFORMANCE METRICS
50%	3-Year Performance Based LTI Award	50% - Average Same Property NOI Growth Against NAREIT Center Index 50% - AFFO per Share Growth Against Target
50%	3-Year Time Based LTI Award	ANNUAL VESTING OF ONE-THIRD AWARD, SUBJECT TO CONTINUED EMPLOYMENT

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Executive Compensation

Time-Based Restricted Stock Units

One-third of each of the RSU Awards vests in three equal annual installments on the last business day of each of 2020, 2021 and 2022, subject to the executive’s continued service. If an executive’s service is terminated by us other than for “cause,” or by the executive for “good reason,” in either case, on the date of, or during the twenty-four month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), any then-unvested time-based RSUs will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested time-based RSUs will automatically be cancelled and forfeited by the executive. Any RSUs that become vested will be paid to the executive in whole shares of our common stock within 60 days after the applicable vesting date.

Each RSU was granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the shares of common stock underlying the unvested RSUs to which the dividend equivalent relates.

Performance-Based Restricted Stock Units

Pursuant to the performance vesting RSUs, each NEO is eligible to vest in a number of RSUs ranging from 0% to 100% of the total number of RSUs granted, based on (i) the Company’s AFFO per share of common stock (“Company AFFO per Share”), and (ii) the average annual growth rate in the Company’s same-property NOI (“Company Same-Property NOI Growth”) compared to the average annual growth rate in the same-property net operating income of each of the members of the NAREIT Shopping Center Index (the “Shopping Center Index Same-Property NOI Growth”), in each case, during the performance period commencing on January 1, 2020 and ending on December 31, 2022 (the “Performance Period”), subject to the executive’s continued service.

Fifty percent of the performance vesting RSUs are designated as “AFFO RSUs,” and 50% of the performance vesting RSUs are designated as “Same-Property NOI Growth RSUs.” With respect to the AFFO RSUs, in the event that the Company AFFO per Share is achieved at the “threshold,” “target” or “maximum” level established by the Compensation Committee, the award will become vested with respect to the percentage of AFFO RSUs set forth to the right:

AFFO Performance Vesting Percentage

0%

“Threshold Level”	25%

“Target Level”	50%

“Maximum Level”	100%

If the Company AFFO per Share falls between the levels specified above, the percentage of AFFO RSUs that vest will be determined using straight-line linear interpolation between such levels.

The Same-Property NOI Growth RSUs vest based on the Company Same-Property NOI Growth as compared to the Shopping Center Index Same-Property NOI Growth (the “Shopping Center Index Relative Performance”). In the event that the Shopping Center Index Relative Performance is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of Same-Property NOI Growth RSUs set forth below:

	Shopping Center Index Relative Performance	Same-Property NOI Growth Performance Vesting Percentage

	< 25th Percentile	0%

“Threshold Level”	> 25th Percentile	25%

“Target Level”	> 50th Percentile	50%

“Maximum Level”	> 85th Percentile	100%

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Executive Compensation

If the Shopping Center Index Relative Performance falls between the levels specified above, the percentage of Same-Property NOI Growth RSUs that vest will be determined using straight-line linear interpolation between such levels.

The table below sets forth the number of AFFO RSUs and Same-Property NOI Growth RSUs awarded to each respective NEO:

Name	AFFO RSUs	Same-Property NOI Growth RSUs

Thomas P. McGuinness	358,281	358,281

Daniel J. Busch	95,542	95,542

Christy L. David	55,733	55,733

Ivy Z. Greaner	119,427	119,427

If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability prior to completion of the applicable performance period, the portion of the RSU Award that is subject to performance vesting will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of performance vesting RSUs that vest upon the completion of such performance period determined on a pro rata basis, based on the number of days that the NEO was employed during such performance period. If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability, following the completion of the applicable performance period but prior to the date on which vested RSUs are paid, the RSUs will vest based on actual performance in accordance with the performance vesting schedules described in the applicable RSU Award Agreement. In either case, any performance vesting RSUs that do not become vested will be cancelled and forfeited by the NEO.

In addition, in the event of a change in control of the Company prior to the completion of the applicable performance period, the AFFO RSUs will vest based on actual performance as of the date of the change in control (using pro-rated threshold, target and maximum level goals reflecting the portion of the performance period which was completed prior to the change in control), and the Same-Property NOI Growth RSUs will vest based on actual performance as of the last day of the Company’s most recently completed fiscal quarter preceding the date of the change in control, in each case, subject to the NEO’s continued service until immediately prior to the change in control. Any performance vesting RSUs that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the NEO.

Additional information regarding the vesting terms and conditions applicable to all outstanding RSU awards held by our NEOs is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.

Other Elements of Compensation

In 2020, we provided customary employee benefits to our full- and part-time employees, including our NEOs, including medical and dental benefits, short-term and long-term disability insurance, accidental death and dismemberment insurance, and group life insurance.

We have established a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. In 2020, our NEOs were eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. For 2020, we matched dollar for dollar the contributions made by participants in the 401(k) plan for the first $6,000 of the employee’s contributions. These matching contributions are subject to vesting based on the participant’s years of service. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our compensation packages and further incentivizes our employees in accordance with our compensation policies.

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Executive Compensation

Severance and Change in Control-Based Compensation

As more fully described below under the caption “Potential Payments Upon Termination or Change in Control,” each of our NEOs has been designated as a participant in our Executive Severance and Change of Control Plan (the “Severance Plan”).

The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

We believe that job security and terminations of employment, both within and outside of the change in control context, are causes of significant concern and uncertainty for senior executives and that providing protections to our NEOs in these contexts is therefore appropriate in order to alleviate these concerns and allow the executives to remain focused on their duties and responsibilities to the Company in all situations.

Furthermore, the RSU Award Agreements provide for accelerated vesting of the awards upon certain terminations of employment. A detailed description of the acceleration provisions applicable to the RSU Awards is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.

Tax and Accounting Considerations

Code Section 162(m)

Generally, Section 162(m) of the Code disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year to certain of its executive officers. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our shareholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) may not affect the amount of federal income tax payable by the Company. Therefore, our Board and our compensation committee generally have not taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation.

Code Section 409A

Section 409A of the Code, or Section 409A, requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.

Code Section 280G

Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including share units and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs, our Board and our compensation committee consider all elements of the cost to our company of providing such compensation, including the potential impact of Section 280G. However, our Board or our compensation committee may, in their judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when they believe that such arrangements are appropriate to attract and retain executive talent.

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Executive Compensation

Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of Annual Share Unit Awards and Contingency Share Unit Awards under the Retail Plan and RSU Awards under the Incentive Award Plan are accounted for as equity awards under ASC Topic 718. Our compensation committee regularly considers the accounting implications of significant compensation decisions. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth certain information with respect to the compensation earned by our NEOs for the years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation($)(3)	Total($)

Thomas P. McGuinness	2020	819,545	-	1,968,752	716,077	7,260	3,511,634

Chief Executive Officer	2019	795,675	-	2,812,504	1,124,886	7,134	4,740,199

	2018	772,500	-	1,750,000	1,300,419	7,095	3,830,014

Daniel J. Busch	2020	431,000	-	525,002	286,206	27,070	1,269,278

President,	2019	113,846	$150,000	750,002	141,298	50,949	1,206,095

Chief Financial Officer and Treasurer

Christy L. David	2020	399,351	-	306,250	265,189	7,066	977,856

Executive Vice President,	2019	369,770	36,977	437,502	313,657	7,025	1,164,931

Chief Operating Officer	2018	303,123	-	350,000	175,098	6,930	835,151

General Counsel & Secretary

Ivy Z. Greaner	2020	445,104	-	0	0	7,065	452,169

Former Executive Vice	2019	489,250	-	937,504	525,675	7,125	1,959,554

President, Chief Operating Officer	2018	210,096	100,000	500,000	273,468	28,254	1,111,818

1.

Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. With respect to the performance vesting portion of the RSU Awards, amounts reflect the value at the grant date based upon the probable outcome of applicable performance metrics under ASC Topic 718. The value of the performance vesting portion of RSU Awards granted to each of our NEOs in 2020 assuming maximum achievement is as follows: for Mr. McGuinness $2,250,005, for Mr. Busch $600,004, for Ms. Greaner $750,002, for Ms. David $350,003. The RSU Awards granted to Ms. Greaner were forfeited upon her resignation effective November 6, 2020. Additional details on accounting for stock-based compensation can be found in Note 2: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note 11: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

2.

For 2020, amounts represent the annual bonus awards earned by Messrs. McGuinness and Busch and Ms. David in 2020 and paid in 2021 under our annual bonus program. Ms. Greaner was not eligible to receive an annual bonus following her resignation.

3.

The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our NEOs during 2020 included in the “All Other Compensation” column. Amounts for each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.

Annual Meeting of Shareholders & Proxy Statement 2021

Executive Compensation

Name	Company Contributions to 401(k) Plan ($)	Life Insurance Premiums ($)	Other Payments ($) (a)	Total ($)

Thomas P. McGuinness	6,000	1,260	-	7,260

Daniel J. Busch	6,000	1,096	19,974	27,070

Christy L. David	6,000	1,065	-	7,065

Ivy Z. Greaner	6,000	1,096	-	7,065

(a)	Amount for Mr. Busch includes relocation reimbursement related to hiring, part of which was paid in 2019.

Grants of Plan-Based Awards in 2020

The following table sets forth information regarding grants of plan-based awards made to our NEOs for the year ended December 31, 2020.

								All Other Stock Awards: Number of Stock or Share Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
		Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold($)	Target ($)	Max ($)	Threshold (#) Target (#) Max (#)

Thomas P. McGuinness	N/A	$512,216	$1,024,432	$1,536,648	-	-	-	-	-
	May 7, 2020	-	-	-	-	-	-	358,280	1,124,999
	May 7, 2020	-	-	-	179,141	358,281	716,562	-	2,250,005

Daniel J. Busch	N/A	204,725	409,450	614,175	-	-	-	-	-
	May 7, 2020	-	-	-	-	-	-	95,541	299,999
	May 7, 2020	-	-	-	47,771	95,542	191,084	-	600,004

Christy L. David	N/A	189,692	379,384	569,075	-	-	-	-	-
	May 7, 2020	-	-	-	-	-	-	55,732	174,999
	May 7, 2020	-	-	-	27,867	55,733	111,466	-	350,003
Ivy Z. Greaner(5)	N/A	239,365	478,731	718,096	-	-	-	-	-
	May 7, 2020	-	-	-	-	-	-	119,427	375,001
	May 7, 2020	-	-	-	59,714	119,427	238,854	-	750,002

1.

Amounts represent the potential value of cash bonus awards that could have been earned for 2020 under our bonus programs. Under our annual bonus programs for 2020, our NEOs were eligible to earn cash bonuses based on (1) each of their individual performances in support of our financial, operational, and cultural goals for 2020, as well as our achievement in 2020 of performance goals relating to (2) AFFO per share, (3) Same-Property NOI growth and (4) strategic initiatives. Please also see “Compensation Discussion and Analysis - Elements of Executive Compensation Program - Annual Cash Bonuses” for a detailed discussion of the 2020 bonus programs and the actual amounts paid to our NEOs thereunder.

2.

Amounts represent the potential value of the performance vesting portion of the RSU Awards granted under the Incentive Award Plan which vest (if at all) as to 50% of the RSUs on the basis of the 3-Year Company AFFO Per Share and as to 50% of the RSUs on the basis of the 3-year Same- Property NOI Growth against the NAREIT Shopping Center Index. The performance vesting portion of the RSU Award is eligible to be earned from 25-100% of number of RSUs subject to the award and will be forfeited if we do not achieve our threshold goals.

3.	Represents the time-based portion of RSU Awards granted under the Incentive Award Plan.

4.

Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note 2: “Summary of Significant Accounting Policies-Stock- Based Compensation” and Note 14: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

5.

For Ms. Greaner, amounts reflect the granted RSU Awards that were forfeited upon her resignation, effective November 6, 2020, and the cash bonus award that Ms. Greaner would have been eligible to earn but for her resignation.

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Annual Meeting of Shareholders & Proxy Statement 2021

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Executive Compensation

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The following provides a description of the material terms of the employment agreements and offer letters, as applicable, for our named executive officers.

Offer Letter – Busch

In connection with Mr. Busch’s appointment as Executive Vice President, Chief Financial Officer and Treasurer, effective as of September 3, 2019, the Company entered into an employment offer letter with Mr. Busch pursuant to which he is entitled to an initial annual salary of $400,000 and is eligible to participate in the Company’s annual cash bonus program with a target annual bonus equal to 95% of his annual salary. Pursuant to his employment offer letter, Mr. Busch received an award of RSUs valued at $600,000 under the Company’s 2015 Incentive Award Plan. Fifty percent of the RSUs subject to the award will vest in three equal annual installments beginning in December 2019, subject to Mr. Busch’s continued employment through each of the vesting dates. The remaining 50% of the RSU award will vest based on the achievement of certain performance metrics as described herein, under the section “Performance Based Restricted Stock.”

Severance and Change In Control Plans

On July 9, 2018, our compensation committee adopted the Severance Plan and has designated each of Messrs. McGuinness and Busch and Mmes. Greaner and David as participants in the Severance Plan.

The terms and conditions of the Severance Plan and the CIC Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at 2020 Year-End

The following tables summarize the number of RSUs underlying outstanding RSU Awards and share units underlying outstanding Annual Share Unit Awards and Contingency Share Unit Awards for each NEO as of December 31, 2020.

Outstanding Restricted Stock Unit Awards at 2020 Year End

The following table represents the RSU Awards outstanding as of December 31, 2020, granted under the Incentive Award Plan.

Name	Grant Date	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(1)	Number of Unearned RSUs That Have Not Vested (#)(4)	Market Value of Unearned RSUs That Have Not Vested ($)(1)(4)

	May 8, 2019(2)	121,814	352,042	-	-

Thomas P.	May 8, 2019(4)	-	-	358,281	1,035,432

McGuinness	May 7, 2020(3)	240,047	693,736	-	-

	May 7, 2020(4)	-	-	268,711	776,575

	September 3, 2019(2)	32,483	93,876	-	-

Daniel J. Busch	September 3, 2019(4)	-	-	95,542	276,116

	May 7, 2020(3)	64,012	184,995	-	-

	May 7, 2020(4)	-	-	71,657	207,089

	May 8, 2019(2)	18,948	54,760	-	-

Christy L David	May 8, 2019(4)	-	-	55,733	161,068

	May 7, 2020(3)	37,340	107,913	-	-

	May 7, 2020(4)	-	-	41,800	120,802

1.	Amounts represent the number of outstanding RSUs multiplied by $2.89, which is equal to the most recent estimated value per share of our common stock, which was as of December 1, 2020.

2.

Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, at 100% on the last business day of 2021. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24 month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.

3.

Represents outstanding RSUs, which vest, subject to the executive’s continued service on each applicable vesting date, as follows: 49% on the last business day of 2021 and 51% on the last business day of 2022. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24 month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.

Annual Meeting of Shareholders & Proxy Statement 2021

Executive Compensation

4.

Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, based on the achievement of certain performance metrics as described herein, under the section “Performance Based Restricted Stock.” With respect to performance vesting RSUs granted in 2020, the AFFO and Same Property NOI Growth performance goals would have been achieved at $0.133 per share and 0.6%, respectively, had the applicable performance period ended on December 31, 2020 (rather than the end of the actual performance period). Therefore, in accordance with SEC rules, amounts shown for the performance vesting RSUs granted in 2019 are based on the threshold level of achievement of both the AFFO and Same-Property Modified NOI Growth performance goals, respectively and amounts shown for the performance vesting RSUs granted in 2020 are based on the maximum level of achievement of both the AFFO and Same-Property Modified NOI Growth performance goals, respectively.

Stock Vested

The following table provides information regarding RSU Awards held by Messrs. McGuinness and Busch and Ms. David that vested during 2020:

Name	Number of Shares Acquired on Vesting (#)	Values Realized on Vesting ($)(1)

Thomas P. McGuinness	237,545	686,505

Daniel J. Busch	35,615	102,927

Christy L. David	42,112	121,704

1.

Amounts represent the number of shares of our common stock acquired in connection with the vesting of RSUs multiplied by $2.89, which is equal to the estimated value per share of our common stock as of December 1, 2020 and was the latest valuation available on the vesting date.

Potential Payments Upon Termination or Change in Control

Our NEOs are entitled to certain payments and benefits upon a qualifying termination of employment (whether or not such termination is in connection with a change in control) or upon a change in control or Listing Event. The following discussion describes the payments and benefits to which our NEOs, would have become entitled upon a qualifying termination or change in control, as applicable, occurring on December 31, 2020.

Executive Severance and Change In Control Plan

Each of our NEOs have been designated as participants in the Severance Plan. Under the Severance Plan, in the event a participant’s employment with the Company is terminated by the Company without “cause” (other than by reason of death or disability) or by the participant for “good reason” (each, as defined in the Severance Plan), the participant will be entitled to receive the following:

•

A severance payment in an amount equal to a multiple of the participant’s annual base salary and target cash bonus, payable in equal installments over a period of 12 months commencing within 60 days following the participant’s termination date (except as described below); and

•	payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the participant and his or her dependents for up to 18 months after the termination date.

The cash severance multiple for each executive for both non-change of control and change of control termination scenarios is as follows: Mr. McGuinness – 2x (non-change of control) and 3x (change of control); Mr. Busch and Ms. David – 1.5x (non-change of control) and 2.5x (change of control). The change of control severance multiple will apply in the event of a qualifying termination of employment that occurs on the date of, or during the 24 month period following, a “change of control” (as defined in the Severance Plan). Cash severance payable in the event of a qualifying change of control termination will be made in a single lump sum payment within 60 days following the participant’s termination date (rather than installments over 12 months). A participant’s right to receive the severance or other benefits described above will be subject to the participant signing, delivering and not revoking a general release agreement in a form generally used by the Company.

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Executive Compensation

The Severance Plan also provides that in the event of a change of control or certain specified events resulting in a listing of the Company’s shares on a national securities exchange (including an initial public offering), a participant will be eligible to receive a pro-rated portion of the participant’s target annual bonus for the year in which such event occurs.

The Severance Plan further provides that, to the extent that any payment or benefit received by a participant in connection with a change of control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, as amended, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the participant than receiving the full amount of such payments.

Each letter agreement entered into with the executives contains a confidentiality covenant by the executive that extends indefinitely, a noncompetition covenant that extends during the executive’s employment and for a period of one year following a termination of the executive’s employment, and an employee and independent contractor non-solicitation covenant that extends during the executive’s employment and for a period of three years following a termination of the executive’s employment. Each letter agreement also includes a mutual non-disparagement covenant by the executive and the Company.

The Company may amend or terminate the Severance Plan at any time and for any reason, provided that a participant’s right to receive payments and benefits under the Plan may not, without the participant’s written consent, be adversely affected by an amendment or termination of the Severance Plan made within 12 months prior to the participant’s termination of employment or within 12 months before and after a change of control. The Company is required to provide notice to participants within 15 days of any amendment or termination of the Severance Plan.

Greaner Resignation

Ms. Greaner resigned from her position as Executive Vice President and Chief Operating Officer, and as an employee of the Company, effective November 6, 2020. As of the effective date of her resignation, all unvested restricted stock unit awards held by Ms. Greaner were forfeited. We did not pay or provide severance payments or benefits to Ms. Greaner in connection with her resignation.

McGuinness Resignation, Retirement, Separation and Consulting Agreement

On February 23, 2021, the Company announced that Mr. McGuinness had resigned as President of the Company, effective February 22, 2021 and would retire from his position as Chief Executive Officer on August 6, 2021 (the “retirement date”).

On February 18, 2021, in connection with Mr. McGuinness’ resignation as President and retirement from his position as Chief Executive Officer, the Board and the Compensation Committee of the Board approved, and the Company entered into, a Separation and Consulting Agreement between the Company and Mr. McGuinness (the “Separation Agreement”) reflecting the terms of Mr. McGuinness’ resignation and retirement as described above.

Subject to Mr. McGuinness’ continued employment with the Company until the retirement date (or any earlier date on which Mr. McGuinness’ employment is terminated by the Company without “cause” or due to his death or disability), his timely execution and non-revocation of a general release of claims and his continued compliance with certain terms and conditions of the Separation Agreement, Mr. McGuinness will be entitled to receive the following payments and benefits (i) an amount equal to $611,852 representing a pro-rata portion of Mr. McGuinness’ target annual performance bonus for fiscal year 2021, payable in a lump sum within 30 days following the retirement date, and (ii) continued health insurance coverage under COBRA at the Company’s expense for eighteen (18) months following the retirement date (or until August 31, 2023 in the case of Mr. McGuinness’ spouse).

Annual Meeting of Shareholders & Proxy Statement 2021

Executive Compensation

All unvested time-vesting restricted stock units held by Mr. McGuinness will vest in full as of the date on which he no longer provides services to the Company as an employee, consultant or member of the Board (other than due to a termination by the Company for “cause” or by Mr. McGuinness without “good reason”) and all performance-vesting restricted stock units held by Mr. McGuinness will remain outstanding and eligible to vest based on actual achievement of applicable performance metrics, in accordance with their terms, pro-rated based on the number of days elapsed during the applicable performance period prior to the retirement date.

Provided that Mr. McGuinness remains employed with the Company through the retirement date, Mr. McGuinness will provide consulting services to the Company as may be requested by the Company’s then-current Chief Executive Officer or other executive officers during the period commencing on the retirement date and ending on May 1, 2022. The Separation Agreement provides that Mr. McGuinness will be available to render up to 10 hours of consulting services per week during the consulting period. In exchange for such consulting services, the Company will pay Mr. McGuinness a consulting fee of $50,000 per month. The consulting period may be terminated for any reason by either party on at least 30 days advance written notice; provided, however that if the consulting period is terminated by the Company without “cause” prior to May 1, 2022, then the Company will pay Mr. McGuinness a lump sum cash amount equal to the value of the consulting fee that would otherwise have been payable for any full or partial month of his consulting services between the date of such termination and May 1, 2022. The Company has also agreed to reimburse Mr. McGuinness for any attorneys’ fees incurred by him in connection with the negotiation and drafting of the Separation Agreement.

The Separation Agreement also requires that Mr. McGuinness continue to comply with restrictive covenants pursuant to his letter agreement under (and defined in) the Severance Plan, provided Mr. McGuinness’ noncompetition covenant will continue to apply through December 31, 2023 (rather than through the 12-month anniversary of his termination of employment).

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Executive Compensation

RSU Awards

The RSU Award Agreements provide for accelerated vesting of the awards in the event of certain terminations of service.

Time-Based RSUs

If an NEO’s service is terminated by us other than for “cause” or by the NEO for “good reason,” in either case, on the date of, or during the 24 month period following, a change in control of the Company, or due to the NEO’s death or “disability” (as defined in the RSU Award Agreements), the time-vesting RSU Awards held by the NEO will vest in full upon such termination.

Performance-Based RSUs

If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability prior to completion of the applicable performance period, the portion of the RSU Award that is subject to performance vesting will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of performance vesting RSUs that vest upon the completion of such performance period determined on a pro rata basis, based on the number of days that the NEO was employed during such performance period. If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability, following the completion of the applicable performance period but prior to the date on which vested RSUs are paid, the RSUs will vest based on actual performance in accordance with the performance vesting schedules described in the applicable RSU Award Agreement. In either case, any performance vesting RSUs that do not become vested will be cancelled and forfeited by the NEO.

In addition, in the event of a change in control of the Company prior to the completion of the applicable performance period, the AFFO RSUs will vest based on actual performance as of the date of the change in control (using pro-rated threshold, target and maximum level goals reflecting the portion of the performance period which was completed prior to the change in control), and the Same-Property NOI Growth RSUs will vest based on actual performance as of the last day of the Company’s most recently completed fiscal quarter preceding the date of the change in control, in each case, subject to the NEO’s continued service until immediately prior to the change in control. Any RSUs that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the NEO.

Annual Meeting of Shareholders & Proxy Statement 2021

Executive Compensation

Summary of Potential Payments

The following table summarizes the payments that would be made to our NEOs, upon the occurrence of certain qualifying terminations of employment or a change in control, Listing Event or a sale of our retail business (a “retail sale”), assuming such NEO’s termination of employment with the Company occurred on December 31, 2020 and, where relevant, that a change in control or Listing Event of the Company or a retail sale occurred on December 31, 2020. Amounts shown in the table below do not include (1) accrued but unpaid salary or bonuses and (2) other benefits earned or accrued by the NEOs during their employment that are available to all salaried employees, such as accrued vacation.

Name	Benefit	Change of Control or Listing Event (No Termination) ($) (1)	Termination Upon Death or Disability(No Change in Control) ($) (2)	Termination Without Cause or For Good Reason (No Change in Control or Retail Sale) ($)	Termination Without Cause or For Good Reason (Change in Control or Retail Sale)($) (3)

Thomas P.	Cash Severance (5)	—	—	3,687,955	5,531,932

McGuinness	Accelerated Vesting of RSU Awards (6)	2,857,785	5,187,507	—	5,187,507

	Company-Paid COBRA Premiums (7)	—	—	26,854	26,854

	Total	2,857,785	5,187,507	3,714,809	10,746,293

Daniel J. Busch	Cash Severance (5)	—	—	1,260,676	2,101,126

	Accelerated Vesting of RSU Awards (6)	762,076	1,383,336	—	1,383,336

	Company-Paid COBRA Premiums (7)	—	—	40,621	40,621

	Total	762,076	1,383,336	1,301,297	3,525,083

Christy L. David	Cash Severance (5)	—	—	1,168,102	1,946,837

	Accelerated Vesting of RSU Awards (6)	444,543	806,946	—	806,946

	Company-Paid COBRA Premiums (7)	—	—	40,621	40,621

	Total	444,543	806,946	1,208,723	2,794,404

1.	Includes amounts to which the NEOs would be entitled by reason of accelerated vesting of performance vesting RSU Awards upon a change in control of the Company.

2.	Includes amounts to which the NEOs would be entitled by reason of continued vesting of a pro-rata portion of the performance vesting RSUs following a termination by reason of death or disability.

3.

Represents amounts to which NEOs would be entitled upon a qualifying termination of employment occurring on the date of, or during the 24-month period following, a change in control, Listing Event or, retail sale, as applicable.

4.

Represents a multiple of the sum of the NEO’s annual base salary and target bonus for the year in which the qualifying termination occurs. The multiple varies by NEO, and whether the executive’s qualifying termination occurs on the date of, or during the 24-month period following, a change in control. For additional details, see “Executive Severance and Change in Control Plan” above.

5.

Represents the aggregate value of the NEO’s unvested RSUs which would vest in connection with the executive’s termination of employment, calculated, (i) with respect to time-based vesting RSUs by multiplying the applicable number of RSUs subject to each RSU Award by $2.89, which is equal to the estimated value per share of our common stock as of December 31, 2020, and (ii) with respect to performance vesting RSUs (a) based on actual achievement of performance criteria as of December 31, 2020 with respect to the occurrence of a change in control of the Company and (b) assuming that performance goals are achieved at maximum in the case of termination other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability not in connection with a change in control of the Company.

6.

Represents reimbursement of COBRA premiums. The amounts associated with COBRA premiums were calculated using 2020 enrollment rates, multiplied by the maximum 18-month period during which the executive may be entitled to reimbursement of COBRA premiums.

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Executive Compensation

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Thomas McGuinness, our Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.

For 2020, our last completed annual period:

•	the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $104,091; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table above, was $3,511,634.

Based on this information, for 2020, the annual total compensation of our CEO was approximately 33.7 times the median of the annual total compensation of all of our employees (other than the CEO).

Determining the Median Employee

Employee Population

The Company used our employee population data as of December 1, 2020 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 123 individuals.

Methodology for Determining Our Median Employee

To identify the median employee from our employee population, we used 2020 annual base salary, bonus earned in 2020 and any long term incentive stock awards granted in 2020. In identifying the median employee, we annualized the compensation of all permanent employees who were new-hires and/or on leave of absence in 2020.

Compensation Measure and Annual Total Compensation of Median Employee

With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated such employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Annual Total Compensation of CEO

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table included in this Proxy Statement.

Annual Meeting of Shareholders & Proxy Statement 2021

Executive Compensation

Compensation Risk Assessment

We believe that our compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2019, our management conducted an extensive review of the design and operation of our compensation program and presented their findings to the compensation committee. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, we believe that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report (1)

The compensation committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) has reviewed and discussed with management the Compensation Discussion and Analysis contained in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders (the “Proxy Statement”) and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

Compensation Committee of the Board of Directors

Julian E. Whitehurst (Chairperson)

Paula J. Saban

Scott A. Nelson

Amanda Black

1.

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

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Stock Ownership

Stock Owned by Certain Beneficial Owners and Management

The following table provides information with respect to the beneficial ownership of our common stock as of March 1, 2021, by (i) each person who we believe is a beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, nominees and NEOs, and (iii) all directors, nominees and executive officers as a group.

Unless otherwise indicated, the address of each named person is c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities, and no shares beneficially owned by any director, nominee or executive officer have been pledged as security.

	Amount and Nature of Beneficial Ownership (1)	% of Shares Outstanding (6)

Directors and NEOs:

Thomas P. McGuinness, Director, Chief Executive Officer(2)	1,368,685	*

Daniel J. Busch, President, Chief Financial Officer and Treasurer	53,622	*

Christy L. David, Executive Vice President, Chief Operating Officer, General Counsel & Secretary	121,897	*

Ivy Greaner, Former Executive Vice President & Chief Operating Officer	81,410	*

Paula Saban, Director, Chairperson of the Board (3)	121,723	*

Stuart Aitken, Director (4)	59,079	*

Amanda Black, Director(4)	39,410	*

Thomas F. Glavin, Director (5)	161,192	*

Scott Nelson, Director (4)	95,731	*

Michael Stein, Director (4)	91,139	*

Julian E. Whitehurst, Director (4)	115,750	*

All Executive Officers and Directors as a Group (eleven persons)

1.	For Messrs. McGuinness and Busch and Ms. David does not include shares underlying unvested RSUs. All fractional ownership amounts have been rounded to the nearest whole number.

2.	Mr. McGuinness and his spouse share voting and dispositive power over all shares.

3.

Ms. Saban and her spouse share voting and dispositive power over 94,686 shares. Amount includes an additional 35,032 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances), and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

4.

Amount includes an additional 35,032 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

5.

Mr. Glavin and his spouse share voting and dispositive power over an additional 25,345 shares. Amount includes an additional 35,032 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

6.	Based on 719,462,786 shares of our common stock outstanding as of March 1, 2021.

Annual Meeting of Shareholders & Proxy Statement 2021

Stock Ownership

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires each director, executive officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all forms they file. Based solely on a review of the copies of these forms furnished to us during, and with respect to, the year ended December 31, 2020, or written representations that no additional forms were required, we believe that all of our executive officers and directors and persons that beneficially owned more than 10% of the outstanding shares of our common stock complied with these filing requirements during the year ended December 31, 2020.

Certain Relationships And Related Person Transactions

Policies and Procedures with Respect to Related Party Transactions

Our Board has adopted a written policy regarding the review, approval and ratification of transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that management present to the audit committee any proposed “related person transaction” (defined as any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K)) had, has or will have a direct or indirect interest), including all relevant facts and circumstances relating thereto. The audit committee will review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the Code of Ethics and Business Conduct, and either approve or disapprove the related person transaction.

If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction. Any related person transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with Section 2-419 of Maryland Code, Corporations and Associations (if applicable), or any successor provision thereto, our charter and bylaws and the guidelines set forth in the related person policy.

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Audit Committee Report (1)

The audit committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) assists the Board of directors in its oversight of the integrity of the Company’s financial statements. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section of the Company’s proxy statement for the 2021 Annual Meeting of Shareholders titled “Audit Committee,” the audit committee has performed the following:

•

Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited consolidated financial statements.

•	Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

•

Evaluated KPMG’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and discussions with KPMG regarding its independence.

Based on the reviews and discussions with management and KPMG cited above, including the review of KPMG’s disclosures and letter to the audit committee and review of the representations of management and the reports of KPMG, the audit committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC.

Submitted by the members of the audit committee of the Board.

Audit Committee of the Board of Directors

Thomas F. Glavin (Chairperson)

Amanda E. Black

Stuart Aitken

Michael A. Stein

1.

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Annual Meeting of Shareholders & Proxy Statement 2021

Proposal No. 2 Ratify Appointment of KPMG LLP

The audit committee has selected KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2021. We are asking our shareholders to ratify the selection.

KPMG also served as our independent registered accounting firm for year ended December 31, 2021. Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Shareholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of KPMG to the shareholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the shareholder vote regarding KPMG’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company. Our Board unanimously recommends that you vote “FOR” the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2021.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by our independent registered public accounting firm, KPMG, for the audit of our annual consolidated financial statements for the years ended December 31, 2020 and 2019, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2020 and 2019, respectively.

	Year ended December 31,

Name	2020	2019

Audit fees (1)	$1,000,000	$991,000

Tax fees (2)	$124,907	121,789

Total	$1,124,907	$1,112,789

1.

Audit fees consist of fees paid for the audit of our annual consolidated financial statements, review of our consolidated financial statements included in our quarterly reports, and audit fees incurred for the November 1, 2019 8-K filing related to Rule 3-14 of Regulation S-X.

2.	Tax fees are comprised of tax compliance and consulting fees.

Approval of Services and Fees

Our audit committee, or the chairperson of our audit committee, must pre-approve any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the audit committee or if such service falls within available exceptions under SEC rules. If approved by the chairperson of the audit committee, such approval will be presented to the audit committee at its next meeting. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to approve audit and permitted non-audit services, provided that the decision of the subcommittee to approve any service shall be presented to the full audit committee at its next scheduled meeting.

The audit committee has reviewed and approved all of the fees charged by KPMG for the years ended December 31, 2020 and 2019, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2020 and 2019, respectively, were consistent with maintaining KPMG’s independence. As a matter of policy, we will not engage our primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services that are specifically approved as described above.

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Proposal No. 3	Advisory Vote On Named Executive Officer Compensation (“Say On Pay”)

Background

In accordance with Section 14A of the Exchange Act, which was added under the Dodd Frank Wall Street Reform and Consumer Act, we are asking our shareholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our NEOs as described in the “Compensation Discussion and Analysis” and related compensation tables in the proxy.

Background

As described more fully in the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, the compensation program for our NEOs is designed to align executive compensation with the Company’s performance and with shareholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements relative to our peer group. The program seeks to align a significant portion of executive compensation with our performance on a short-term and long-term basis through a combination of annual base salaries, annual incentives through cash bonuses and long-term incentives through equity-based compensation. The annual incentive payout for each NEO is based on our financial and operational performance and achievement of the executive’s individual performance goals, and each NEO’s annual cash bonus opportunity provides for threshold, target and maximum bonus amounts, expressed as a percentage of the NEO’s base salary. In addition, long-term incentive awards, including new grants of RSU awards, are intended to encourage actions to maximize shareholder value. We urge our shareholders to review the CD&A section of this proxy statement and related executive compensation tables for more information.

Recommendation

The Board believes that the information provided above and within the CD&A section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation. The Board unanimously recommends that you vote, on a non-binding, advisory basis, “FOR” the resolution set forth below approving the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion of this proxy statement.

As an advisory vote, this proposal is not binding upon the Company. However, our Board and compensation committee value the opinions expressed by our shareholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.

As discussed in Proposal No. 4 below, our Board of Directors is recommending that our shareholders vote for three years as the frequency of our future say-on-pay votes. Unless our Board of Directors modifies its determination on the frequency of future “say-on-pay” advisory votes, the next say-on-pay vote will be held at the annual meeting of shareholders in 2024.

Annual Meeting of Shareholders & Proxy Statement 2021

Proposal No. 4	ADVISORY VOTE ON FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Pursuant to Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking our shareholders to vote on a non-binding basis on whether future advisory votes on the compensation of our named executive officers should occur every year, every two years or every three years. We are providing our shareholders the option of selecting a frequency of one, two or three years, or abstaining.

Summary

After careful consideration, the board recommends that future advisory votes on the compensation of our named executive officers occur every three years triennially. We believe that this frequency will be the most effective means for conducting and responding to the advisory vote based on a number of considerations, including the following:

•

We do not believe that our executive compensation programs encourage unnecessary or excessive risk taking that might be of concern to our shareholders, as confirmed by a review performed by the Company’s management and reviewed by the compensation committee; and

•

Our executive compensation program, which was amended to include performance based long term incentive compensation based on three year metrics, is designed to support long-term value creation and a triennial vote will allow our shareholders to better judge the program in relation to our long-term performance.

For the foregoing reasons, we encourage our shareholders to evaluate our executive compensation programs over a multi-year horizon and to review our named executive officers’ compensation over the past three fiscal years. In addition, we believe that a triennial advisory vote on the compensation of our named executive officers reflects the appropriate time frame for our compensation committee and the board to evaluate the results of the most recent advisory vote on the compensation of our named executive officers, to discuss the implications of that vote our shareholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on the compensation of our named executive officers, and for shareholders to see and evaluate the compensation committee’s actions in context. In this regard, because the advisory vote on the compensation of our named executive officers occurs after we have already implemented our executive compensation programs for the current year, and because the different elements of compensation are designed to complement one another, we expect that in certain cases it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote on the compensation of our named executive officers by the time of the following years annual meeting of shareholders.

Recommendation

Based on the factors discussed above, the board has determined to recommend that future advisory votes on executive compensation occur every THREE YEARS until the next frequency advisory vote.

Shareholders will be able to specify one of four choice for this proposal on the proxy card: three years, two years, one year or abstain. Shareholders are not voting to approve or disapprove the board’s recommendation, but rather to indicate their choice among these frequency options. In order for any of the three alternative frequencies to be approved, it must receive a majority of the votes cast on this proposal. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the shareholders. As an advisory vote, this proposal is not binding upon the Company. However, our board values the opinions expressed by our shareholders in their vote proposal, and will carefully consider the outcome of the vote.

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Shareholder Proposals

Nominations of Director Candidates for the 2022 Annual Meeting

Shareholder nominations of director candidates must be submitted in advance to the Company in accordance with the procedures specified in Section 9(a) of Article II of our current bylaws. Generally, this requires that the shareholder send certain information about the candidate to our secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2022, a shareholder must provide written notice of a candidate nomination not earlier than October 6, 2021 and not later than 5:00 p.m., Eastern Time, on November 5, 2021, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Nominations of director candidates by shareholders must also comply with the other procedures specified in Article II, Section 9(a) of our bylaws. A copy of our bylaws may be obtained by written request to our corporate secretary at the same address. Additional information regarding director nominations is included above under the heading Corporate Governance Principles – Nominating and Corporate Governance Committee.

Other Shareholder Proposals for the 2022 Annual Meeting

Shareholders intending to present any other proposal for action by the shareholders at an annual meeting are subject to the same notice provisions under our bylaws for director candidate nominations as discussed above. Accordingly, for our annual meeting to be held in 2021, a shareholder must provide written notice to the Company of a proposal not earlier than October 6, 2021 and not later than 5:00 p.m., Eastern Time, on November 5, 2021.

Our bylaws do not change the deadline for a shareholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a shareholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a shareholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2022, shareholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than November 5, 2021.

Each of these shareholder proposals should be submitted in writing and addressed to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515.

Annual Report to Shareholders

We have filed an Annual Report on Form 10-K for the year ended December 31, 2020 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the 2020 Annual Report on Form 10-K by writing to InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510. Copies of exhibits will be provided upon payment of a nominal fee equal to our expenses in furnishing such exhibits. Our Annual Report on Form 10-K may also be accessed electronically on our website at www.inventrustproperties.com through the “SEC Filings” tab.

Annual Meeting of Shareholders & Proxy Statement 2021

3025 Highland Parkway, Suite 350 • Downers Grove, IL 60515 • 630.570.0700 • www.InvenTrustProperties.com
Essential Retail. Smart Locations. ®

INVENTRUST PROPERTIES CORP. P.O. BOX 505013 LOUISVILLE, KY 40233-5013
VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/IVT2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D33711-P49445 KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INVENTRUST PROPERTIES CORP.
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors

	Nominees:			For	Withhold
	1a.	Stuart Aitken		☐	☐		The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
	1b.	Amanda Black		☐	☐		2. Ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐

	1c.	Thomas F. Glavin		☐	☐		3. Advisory vote on named executive officer compensation (“Say-on-Pay”).	☐	☐	☐
	1d.	Thomas P. McGuinness		☐	☐	The Board of Directors recommends you vote 3 years on the following proposal:	3 Years	2 Years	1 Year	Abstain
	1e.	Scott A. Nelson		☐	☐	4. Advisory vote on frequency of future Say-on-Pay votes.	☐	☐	☐	☐
	1f.	Paula J. Saban		☐	☐
	1g.	Michael A. Stein		☐	☐
	1h.	Julian E. Whitehurst		☐	☐

NOTE: Proxies will be authorized to vote in their discretion with respect to any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D33712-P49445

INVENTRUST PROPERTIES CORP.
Annual Meeting of Stockholders
May 6, 2021 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel (DJ) Busch and Christy L. David, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of INVENTRUST PROPERTIES CORP. to be held virtually at 9:00 AM, CDT on May 6th at www.virtualshareholdermeeting.com/IVT2021 and any postponement or adjournment thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at such meeting. Each proxy is authorized to vote as directed on the reverse side hereof and otherwise in his or her discretion with respect to any other business as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed herein. If this proxy is properly executed and no such direction is made, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors recommendations.

Continued and to be signed on reverse side